Execution Version

ASSET MANAGEMENT SERVICES AGREEMENT

THIS ASSET MANAGEMENT SERVICES AGREEMENT (this "Agreement") is made as of March 30, 2012 ("Effective Date") by and between KBS Acquisition Sub, LLC, a Delaware limited liability company (the "Company"), and GKK Realty Advisors LLC, a Delaware limited liability company ("Manager").

W I T N E S S E T H:

WHEREAS, pursuant to the Settlement Agreement (defined below), the Company was formed to acquire (indirectly through its Subsidiaries), from time to time, equity interests in entities that own or lease, directly or indirectly, certain real estate assets;

WHEREAS, immediately preceding the transfer of such equity interests to the Company's Subsidiaries pursuant to the Settlement Agreement, such equity interests were owned, directly or indirectly, by affiliates of Manager and the applicable underlying real estate assets have been managed by affiliates of Manager;

WHEREAS, the Company desires to have Manager provide asset management services with respect to all such real estate assets and to undertake the duties and responsibilities hereinafter set forth on behalf of the Company and its Subsidiaries as provided in this Agreement; and

WHEREAS, Manager is willing to render such services on the terms and conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

1.	Definitions.

(a)	"Affiliate" means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question.

(b)	"Approved Budget" has the meaning assigned in Section 2(b).

(c)	"Agreement" has the meaning assigned in the first paragraph.

(d)	"Asset Value Documentation" has the meaning set forth in the definition of Fair Value of Company Assets.

(e)	"Base Management Fee" has the meaning assigned in Section 7(a).

(f)	"Breach" means fraud, misappropriation of funds, or embezzlement against Company by Manager in its corporate capacity (as distinguished from the acts of any employees of Manager which are taken without the complicity of any of the Executive Officers) which is not cured within thirty (30) days after notice thereof from Company.

(g)	"Cause" means any of the following, determined to have occurred by a majority ruling of a panel of three arbitrators (one arbitrator chosen by the Company, one arbitrator chosen by the Manager and the third arbitrator chosen by the other two arbitrators (collectively, the "Arbitrators")) to have caused material damage to the Company: (i) a Material Breach; (ii) a Material Control Failure; or (iii) a Service Failure. The parties agree to use commercially reasonable efforts to appoint the Arbitrators within seven (7) days of the receipt by Manager of written notice from Company that it intends to seek the determination discussed herein and to have any determination of "Cause" by the Arbitrators completed within thirty (30) days of submission by Company or Manager.

(h)	"Change of Control" means a change or series of changes in the ownership of stock or other ownership interests which would result in direct or indirect change in ownership of more than fifty percent (50%) of the outstanding stock of or other ownership interests in Manager or Gramercy Capital Corp as of the date of the execution and delivery of this Agreement.

(i)	"Company Account" has the meaning assigned in Section 4.

(j)	"Company Default" means a failure by Company to pay the Base Management Fee (other than any amounts deferred pursuant to Section 7(a) hereof), the Termination Fee, any Base Management Fee amounts accrued pursuant to Section 7(a) hereof on or prior to June 30, 2013 or the Threshold Value Profits Participation payment due to Manager under this Agreement, which failure to pay continues for five (5) business days following written notice of such default; provided, however, that such failure is not caused by any action or inaction of Manager, or any of Manager's officers, directors, managing directors, members, managers, principals, partners, shareholders, affiliates or subsidiaries.

(k)	"Company Portfolio Equity Value" means the net sales value of all Properties sold from and after September 1, 2011 through and including the Threshold Measurement Date (which shall be deemed to be equal to the then outstanding mortgage debt encumbering a Property if such Property is foreclosed upon by its third party institutional lender or transferred via a deed in lieu of foreclosure to such lender or designee and Company and Manager agree to value the following properties as follows in the event of a foreclosure of such properties: (i) One Citizens Plaza – $38,000,000, (ii) Jenkins Court –$10,300,000, and (iii) 801 Market – $40,300,000), plus the Fair Value of Company Assets remaining as of the Threshold Measurement Date, less the aggregate mortgage debt encumbering such assets on September 1, 2011 (reduced by any amount of principal amortized on or prior to the Threshold Measurement Date). In determining Fair Value of Company Assets, there will be a deduction for the reasonably estimated and customary costs and expenses to sell such Company Assets (for avoidance of doubt, there shall be no deduction in net sales value or Fair Value of Company Assets for any disposition fees payable to KBS REIT or any Affiliate thereof).

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(l)	"Company's Insurance" has the meaning assigned in Section 6.

(m)	"Consistent with Past Practices" or words of similar import means those asset management services and practices provided to the Properties by Manager and those affiliates of Manager over the six (6) month period prior to the Effective Date.

(n)	"Effective Date" has the meaning assigned in the first paragraph.

(o)	"Executive Officers" means the President, Chief Executive Officer, General Counsel and Chief Financial Officer of Manager.

(p)	"Expenses" has the meaning assigned in Section 8.

(q)	"Fair Value of Company Assets" means the gross fair market value of the Properties and all other net assets (net of all liabilities associated with such net assets other than the aggregate mortgage debt encumbering the Properties; provided that such liabilities shall not include any repurchase obligations, mezzanine financing or other general debt obligations of the Company or its affiliates but shall expressly include future repurchase obligations, mezzanine financing and other general debt obligations of the Company and its subsidiaries solely to the extent amounts funded under any of such future repurchase obligations, mezzanine financing and other general debt obligations are disbursed to the Company or its subsidiaries) of the Company as set forth in the work papers and other supporting documentation (collectively, "Asset Value Documentation") used by KBS REIT and its accountants in determining its net asset value as reported by KBS REIT in its then most recent applicable filing with the Securities and Exchange Commission, and as certified by the Chief Financial Officer of KBS REIT as being the values contained in such work papers and other supporting documentation.

(r)	"Governing Instruments" means, with respect to any Person, the articles of incorporation and bylaws in the case of a corporation, the certificate of limited partnership (if applicable) and partnership agreement in the case of a general or limited partnership or the articles of formation and operating agreement in the case of a limited liability company.

(s)	"KBS REIT" means KBS Real Estate Investment Trust, Inc.

(t)	"Material Breach" means fraud, misappropriation of funds, or embezzlement against Company or other willful and material violation of this Agreement by Manager in its corporate capacity (as distinguished from the acts of any employees of Manager which are taken without the complicity of any of the Executive Officers) which is not cured within thirty (30) days after notice thereof from Company and which would have a material adverse effect on the Company. Manager and Company each agree to promptly notify the other of any Material Breach that Manager or Company is aware of or becomes aware of during the Term.

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(u)	"Material Control Failure" means any "material control weakness" identified by the Manager's independent external auditors or by the Company's internal auditors; provided, however, a Material Control Failure shall not occur if Manager has cured such breach within a period of fifteen (15) days after notice of such fact or in the case of a breach that cannot be cured, has diligently modified its internal controls in order to prevent re-occurrence. Manager and Company each agree to promptly notify the other of any Material Control Failure that Manager or Company is aware of or becomes aware of during the Term.

(v)	"Measurement Date Extension Conditions" means: (i) delivery of notice of election to extend provided no later than April 30, 2014; and (ii) payment to Manager of a Seven Hundred and Fifty Thousand Dollar ($750,000) extension fee paid no later than June 30, 2014.

(w)	"Offset Amounts" means any damages incurred by Company as a result of Cause, as determined by the Arbitrators.

(x)	"Person" means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

(y)	"Properties" means the fee or leasehold interest in the real estate assets described on Annex A attached hereto and made a part hereof.

(z)	"Sale" (or "Sells" as applicable) means any sale, transfer, conveyance or other assignment including, any long term (being more than 15 years) ground lease of all or substantially all of a Property.

(aa)	"Service Failure" means the failure of Manager to provide a substantively equivalent level of asset management and accounting services and performance under this Agreement which is Consistent with Past Practices; provided, however, a Service Failure shall not be deemed to have occurred if Manager has substantially cured such failure within a period of ten (10) days after written notice outlining the specific details of such failure. Manager agrees to promptly notify Company of any Service Failure that Manager is aware of or becomes aware of during the Term.

(bb)	"Settlement Agreement" means, collectively, that certain (a) Collateral Transfer and Settlement Agreement, dated as of September 1, 2011, by and among GKK Stars Acquisition LLC ("GKK Stars"), KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC, and (b) Acknowledgment and Consent Agreement, dated as of September 1, 2011, by and among Goldman Sachs Mortgage Company, Citicorp North America, Inc., GKK Stars, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC.

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(cc)	"Subsidiary" means any direct or indirect subsidiary of the Company, any partnership, the general partner of which is the Company or any direct or indirect subsidiary of the Company and any limited liability company, the managing member of which is the Company or any direct or indirect subsidiary of the Company.

(dd)	"Termination Fee" means (a) with respect to any termination of this Agreement by the Company which would be effective prior to March 31, 2014, $5,000,000, minus any Offset Amounts, (b) with respect to any termination of this Agreement by the Company which would be effective on or after March 31, 2014, and prior to March 31, 2015, $3,000,000, minus any Offset Amounts and (c) with respect to any termination of this Agreement by the Company which would be effective on or after March 31, 2015, $2,000,000, minus any Offset Amounts.

(ee)	"Threshold Measurement Date" means the earlier to occur of: (a) June 30, 2014 (or March 31, 2015 upon satisfaction of the Measurement Date Extension Conditions), and (b) the date on which Company, directly or indirectly, sells, conveys or otherwise transfers (together with all prior transfers) at least ninety percent (90%) of the Properties (by value), including, but not limited to a Sale, merger, reorganization, issuance of equity securities or other recapitalization of the Company or its Subsidiaries, affiliates or parent companies (whether or not the Company, its Subsidiaries, affiliates or parent companies is the surviving entity in such transaction).

(ff)	"Variance" has the meaning assigned in Section 2(i)(iii).

2.	Appointment and Duties of Manager.

(a)	Appointment. For the duration of this Agreement, the Company hereby appoints Manager as its exclusive asset manager to manage the Properties subject to the further terms and conditions set forth in this Agreement. Subject to the terms and conditions of this Agreement, Manager hereby agrees to use its commercially reasonable efforts to perform each of the duties set forth herein, provided funds are made available by the Company for such purposes, as set forth in Section 8 hereof.

(b)	Duties. Manager will perform (or cause to be performed) the following services and activities for the Company, all of which activities shall be performed Consistent with Past Practices:

(i)	administering or overseeing the Company's day-to-day operations and performing and supervising the performance of other administrative functions necessary to the Company's management, including the collection of revenues and the payment of the Company's debts and obligations (subject to funds being made available to Manager to pay such debts and obligations), and in the event of an emergency, Manager shall use commercially reasonable efforts to notify Company of such emergency as soon as reasonably possible;

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(ii)	serving as the Company's consultant with respect to the periodic review of the Properties;

(iii)	investigating, analyzing and selecting possible opportunities for the sale of any one or more of the Properties;

(iv)	retaining and supervising third parties or affiliates to provide property management services with respect to those Properties that are not otherwise managed by a tenant pursuant to the terms of such tenant's lease;

(v)	engaging and supervising, on the Company's behalf and at the Company's expense, independent contractors which provide real estate-related services, property management services, legal services, accounting services, due diligence services and such other services as may be required relating to the Properties;

(vi)	to the extent expressly authorized by the Company in writing, negotiating, and closing on the Company's behalf the sale, exchange or other disposition of any of the Properties (it being understood that third party fees and expenses may be incurred at the Company's expense in connection with any such disposition efforts);

(vii)	arranging, negotiating, coordinating and managing operations of any joint venture or co-investment interests held by the Company with respect to the Properties and conducting all matters with any joint venture or co-investment partners;

(viii)	monitoring the operating performance of the Properties;

(ix)	providing or overseeing the following accounting related services:

(1)	administration and maintenance of general ledger in JDEdwards using a chart of accounts approved by the Company, provided that the Manager shall commence the conversion to the MRI accounting system promptly after the Effective Date, which conversion shall be completed as expeditiously as reasonably possible thereafter with a target date of December 31, 2012. Manager agrees to make available to Company sufficient and appropriate personnel (information technology personnel working on the conversion during 2012) and resources to complete the conversion to the MRI accounting system as provided herein. Upon request of the Company provided no later than September 1, 2012, the Manager shall retain, at Manager's sole cost and expense, up to two (2) additional full-time employees (or independent contracts working forty (40) hours per week) to assist in completing the aforementioned conversion as provided herein. Company agrees to train Manager's employees in the MRI accounting system at the Company's sole cost and expense. The Company's books are to be separate from GKK Star's, Manager's and/or any other Subsidiary's books and new JDEdwards entries (or MRI entries depending on the timing) with balances beginning at zero are to be set up for the Company's books on the date the equity interest in such Properties are acquired by the Company or its Subsidiaries pursuant to the terms of the Settlement Agreement. All leasing data relating to the Properties shall be transferred or copied over to new entities, but receivable balances shall reflect accounts receivable owed to the Company as of the date the equity interest in such Properties were acquired by the Company or its Subsidiaries pursuant to the terms of the Settlement Agreement. Straightlining of rent shall begin as of the date the equity interest in such Properties were acquired by the Company or its Subsidiaries pursuant to the terms of the Settlement Agreement as opposed to the start date of the lease (unless the lease start date is after the date the equity interest in such Properties are acquired by the Company or its Subsidiaries pursuant to the terms of the Settlement Agreement). Manager will be responsible for the recordation of FAS141 based on numbers provided by the Company in both the general ledger and FAS depreciation system;

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(2)	administration and maintenance of general ledger on both a cash and US GAAP basis. US GAAP shall include, among other things, straightlining of rent, FAS 141 setup and maintenance, and proper treatment of lease incentives; provided, however, until the conversion to a MRI accounting system, Manager and the Company agree that Manager shall provide to the Company a monthly estimate of the cash ledger requirement;

(3)	monthly cash cutoff, other than at the end of the calendar year, shall be on the 20th of each month. Accruals are to be through the end of each month;

(4)	administration and maintenance of a general ledger trial balance, balance sheet, income statement and certain other reports the Manager customarily prepares in the normal course of business and periodic distribution of such reports to the Company;

(5)	preparation of period-end reconciliations and associated period-end journal entries for all significant balance sheet accounts;

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(6)	accounting oversight including review of monthly trial balances and supporting documentation;

(7)	ensure that all expense invoices are submitted for "proper approval" before processing them for payment;

(8)	administration of accounts payable (including check generation and wire transfers);

(9)	administration of timely payment and recordation of any required principal and interest payments under any underlying debt of the Properties;

(10)	administration of recurring cash transfers between bank accounts;

(11)	determine monthly accruals for any costs incurred and unpaid, regardless of whether actual invoice has been received, including fixed expenses, and non-recurring expenses such as repair and maintenance and capital expenditures. Accruals will be reviewed with the budget and changes will be recommended as necessary and reflected in accruals. Notwithstanding the foregoing, Manager does not currently perform monthly accruals for capital expenditures and subject to the approval of Company, instead, Manager will implement a quarterly accrual process for construction in process, beginning with the fourth quarter of 2011. All other accruals will be prepared monthly;

(12)	administration of accounts receivable and collections including daily posting of cash receipts;

(13)	maintenance of lease database including preparation of lease abstracts for new and modified lease agreements and preparation of related schedules such as lease inventory reports and rent rolls;

(14)	recording and maintenance of depreciation and amortization on all the following basis- GAAP, tax, and E&P. Depreciation is to be available as requested in a excel downloaded format;

(15)	monitor the Company's compliance with internal policy guidelines as provided by the Company, including those applicable under Sarbanes-Oxley and including loan covenants with respect to applicable financing arrangements;

(16)	act as liaison between the Company and its independent accountants to provide backup and answer questions with respect to information presented on the general ledger, trial balance, balance sheet, income statement and certain other reports the Manager customarily prepares in the normal course of business; and

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(17)	maintenance of all accounting records supporting the financial statements (consistent with the Company's record retention program) in reasonable fashion and separate and discrete from the Manager's accounting records.

(x)	advising the Company with respect to qualifying to do business in all applicable jurisdictions and to obtain and maintain all appropriate licenses;

(xi)	assisting the Company in complying with all regulatory requirements applicable to the Company in respect of its business activities;

(xii)	assisting with the preparation of work papers for required tax filings and reports;

(xiii)	communicating on the Company's behalf, with any first mortgage lenders having loans on any of the Properties and with any landlords with respect to any leased Properties and providing written reports to such lenders in connection therewith to the extent required by the loan documents applicable to such loans;

(xiv)	using commercially reasonable efforts to oversee the property managers and to not consent or authorize the property managers to incur expenses by or on behalf of the Company other than in accordance with the Approved Budget (subject to any variance permitted in accordance with the applicable property management agreements);

(xv)	provide additional services reasonably requested by Company which are consistent with the services currently being provided by Manager as of the Effective Date (for purposes of clarification, if any requested services will require Manager to hire new employees, then such services shall fall under romanette (xvi) below); and

(xvi)	providing additional services to, or for the benefit of, the Company as may be mutually agreed upon by the Company and Manager (which additional services may require the payment of additional fees to Manager as may be agreed upon by Company and Manager).

(c)	404 Services. As of the Effective Date of this Agreement, the Manager shall:

(i)	provide Company with reasonable access to internal documents, reports, risk assessments, process narratives and other information pertaining to and/or used by Manager in connection with ensuring compliance with Section 404 of the Sarbanes-Oxley Act;

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(ii)	allow Company's internal audit to perform property audits, walkthroughs, process documentation, control testing and any other procedure needed to comply with Section 404 of the Sarbanes-Oxley Act on an annual basis;

(iii)	make changes as reasonably requested by the Company to its accounting reporting requirements; and

(iv)	make available to the Company, its internal audit team and its accountants all necessary books, records and other information needed in order to permit Company to complete ongoing audits.

(d)	Property Management Subcontracts. Consistent with Past Practices and subject to the prior written approval of Company, such approval not to be unreasonably withheld, delayed or conditioned, Manager may enter into agreements with other parties (on the Company's standard form), including its affiliates, at market rates and costs for the purpose of engaging one or more property managers for and on behalf, and at the sole cost and expense, of the Company to provide property management and/or similar services to the Company with respect to the Properties. Notwithstanding the foregoing, all new property management contracts shall be terminable upon thirty (30) days notice without penalty.

(e)	Other Service Providers. Manager may retain for, and on behalf of, the Company, and at the sole cost and expense of the Company, at market rates and costs, such services of accountants, legal counsel, appraisers, insurers and brokers, among others, including Manager's affiliates, as Manager deems necessary or advisable in connection with the management and operations of the Company and the provision of its duties under this Agreement; provided, that any such agreement entered into with an affiliate of Manager to perform any such services shall be engaged on terms no more favorable to such affiliate than would be obtained from a third party on an arm's-length basis and if the costs and expenses of such third party contracts exceed $10,000 in any calendar year they will be subject to the Company's approval. Notwithstanding the foregoing, all new third party contracts shall be terminable upon thirty (30) days' notice without penalty.

(f)	Claims. Should any claims, demands, suits or other legal proceedings in respect to any of the Properties be made or instituted against Company or any Subsidiary, Manager shall reasonably assist the Company in the defense or other disposition thereof.

(g)	Employees. All matters pertaining to the employment, supervision, compensation and promotion of Manager's employees are the sole responsibility of Manager.

(h)	Reporting Requirements.

(i)	Manager shall prepare, or cause to be prepared, with respect to the Properties: (a) reports and information on the Properties' operations and performance as described on Annex B attached hereto in form and substance and to the extent Consistent with Past Practice; and (b) such other reports as may be reasonably requested by Company. Monthly and quarterly books shall be finalized and available for review by Company as soon as reasonably practicable and in any event shall be available for review by Company within seven (7) business days following the 20th of each month other than December and within seven (7) business days following December 31st;

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(ii)	On a monthly basis, up until the conversion to the MRI accounting system, Manager shall datafeed or upload the general ledger information from JDEdwards into a format acceptable and uploadable by the MRI accounting system once the books are finalized in accordance with the timelines to be set forth in this Agreement. In addition, Manager shall make any additional datafeeds or uploads, as needed, to incorporate any changes made to the books following the Company's review and approval of such information; and

(iii)	Manager shall prepare, or cause to be prepared, all materials and data necessary to complete an annual audit of the Company's books of account by a nationally recognized independent accounting firm of good reputation, initially Ernst & Young.

(iv)	Additionally and notwithstanding anything in this Agreement to the contrary, Manager acknowledges and agrees that it will prepare the financial accounting reports required by all mortgage loans which affect the Properties, including, without limitation, those set forth in the loan agreement referenced in that certain First Amendment to Substitute Loan A dated September 1, 2011, executed by, among other parties, Gramercy Investment Trust and the borrowers referred to therein (and specifically including those financial reporting requirements set forth under Section 3.13(c) of the loan agreement referred to in the First Amendment).

(i)	Budgets and Business Plans:

(1)	The operating and capital budget (the "Budget") for the operation, repair and maintenance of each of the Properties for 2012 (the "2012 Budget") has been submitted to, and has been approved by, Company. On or before the date specified each year by the Company (but no earlier than July 31st, nor later than October 31st), Manager shall prepare and submit to Company a preliminary Budget for the next calendar year followed by a final Budget for the next calendar year, incorporating any changes requested by Company. Such Budgets shall be uploadable by the MRI accounting system and shall:

(A)	Be prepared on a GAAP/NOI and/or accrual basis, as directed by Company; provided, however, until the conversion to a MRI accounting system, Manager and the Company agree that Manager shall provide to the Company a monthly estimate of the cash requirements for the 2012 Budget;

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(B)	Show a month by month projection of income, expenses, capital expenditures and reserves. After written approval of each such Budget by Company (each such approved Budget being an "Approved Budget"), Manager shall oversee the implementation by the property managers of the Approved Budget; and

(C)	Manager shall (on a monthly basis for the prior month) notify Company of any changes of more than five percent (5%) to material line items in the Approved Budget (the "Variance").

(2)	Manager shall provide Company each year with a draft of a business plan Consistent with Past Practices for each of the Properties, on or before the date specified by Company (but no earlier than July 31st nor later than October 31st). For significant Properties in major metropolitan areas, Manager shall provide Company such other information reasonably requested by Company including: (i) a list of all properties competitive with the Properties, a list of the tenants of each and all other reasonably available information for such competitive properties, and (ii) basic demographic data relating to the market area of the Properties, including population growth, major employers, employment and unemployment levels and, if a property is a retail property, retail sales and housing starts in such area.

(3)	From time to time, upon Company's request, such other information with regard to Properties as may reasonably be requested including the following:

(A)	Supporting leases and lease abstracts as requested;

(B)	Cash flow projection broken out by NOI, capital expenditures, debt service payments, principal draws and paydowns, and projected net sales proceeds updated as requested over the assets' expected hold period to the extent Company advises Manager of such hold period (or if not provided, the hold period shall be deemed to be equal to 5 years), but at a minimum on a quarterly basis and provided in a format approved by Company; and

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(C)	Property Performance Report ("PPR"): Manager shall provide to Company a monthly PPR for each of the Properties, in the form attached hereto as Annex C. Manager shall use good faith efforts to provide such PPRs to Company by the third week of each calendar month, but in any event, shall provide such monthly PPRs to Company by the last day of the month following the month with respect to which the PPR is applicable.

(j)	Use of Manager's Funds. Manager shall not be required to expend money in excess of that contained in any applicable Company Account or otherwise made available by the Company to be expended by Manager hereunder.

(k)	Reliance by Manager. Manager, in performing its duties under this Section 2, shall be entitled to rely on qualified experts and professionals (including, without limitation, accountants, legal counsel and other professional service providers) hired by Manager at the Company's sole cost and expense.

(l)	Payment and Reimbursement of Expenses. The Company shall pay all expenses, and reimburse Manager for Manager's expenses incurred on its behalf, in connection with any such services to the extent such expenses are reimbursable by the Company to Manager pursuant to Section 8 hereof.

(m)	View Only Access. Until the conversion to the MRI accounting system is completed, Manager agrees to provide the Company with view only access to Manager's GLI accounting information and to Manager's FAS depreciation software; provided that Manager and Company shall cooperate in good faith to obtain any necessary licensing for Company to use the Manager's FAS depreciation software.

3.	Dedication; Other Activities.

(a)	Devotion of Time. Manager will provide a management team ("Team") to deliver the management services to the Company hereunder. Manager covenants to the Company that the Team shall devote sufficient time to the management of the Company to satisfy its responsibilities under this Agreement and to properly perform its duties and obligations under this Agreement. The Company shall have the benefit of Manager's reasonable judgment and effort in rendering services and, in furtherance of the foregoing, Manager shall not undertake activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

(b)	Other Activities. Except to the extent set forth in clause (a) above, nothing herein shall prevent Manager or any of its affiliates or any of the officers and employees of any of the foregoing from engaging in other businesses, or from rendering services of any kind to any other Person.

4.	Bank Accounts. At the direction of the Company, Manager may establish and maintain on behalf of the Company one or more bank accounts in the name of the Company or any other Subsidiary (any such account, a "Company Account"), collect and deposit funds into any such Company Account and disburse funds from any such Company Account, Consistent with Past Practices and in accordance with the terms of this Agreement. Notwithstanding the foregoing, Manager shall designate control of any such Company Account to the Company and the Company shall give to Manager joint signature authority with respect to checks for such bank accounts. Manager shall from time to time render appropriate accountings of such collections and payments to the Company and, upon request, to the auditors of Company as set forth in Section 2 of this Agreement. The bank at which such accounts will be maintained shall be subject to the approval of Company.

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5.	Records; Confidentiality.

(a)	Records. Manager shall maintain appropriate books of account and records relating to services performed under this Agreement, and such books of account and records shall be accessible for inspection by representatives of the Company at any time during normal business hours.

(b)	Confidentiality. Manager shall keep confidential any nonpublic information obtained in connection with the services rendered under this Agreement and shall not disclose any such information (or use the same except in furtherance of its duties under this Agreement), except: (i) with the prior written consent of the Company; (ii) to legal counsel, accountants and other professional advisors; (iii) to appraisers, consultants, financing sources and others in the ordinary course of the Company's business; (iv) to governmental officials having jurisdiction over the Company; (v) in connection with any governmental or regulatory filings of the Company or disclosure or presentations to Company investors; or (vi) as required by law or legal process to which Manager or any Person to whom disclosure is permitted hereunder is a party. The foregoing shall not apply to information which has previously become available through the actions of a Person other than Manager not resulting from Manager's violation of this Section 5(b). The foregoing is not intended to prevent Manager or its Affiliates from, and Manager is permitted to, bid on Properties offered for sale by the Company even if such bid utilizes confidential information; provided, however, prior to bidding or participating in any foreclosure sale of any of the Properties, (i) Manager or any Affiliate of Manager shall first notify Company and KBS REIT in writing of Manager's or any of its Affiliate's interest in bidding on any such foreclosure sales of any Properties, (ii) Manager shall represent and warrant to Company and KBS REIT in writing that Manager is unaware of any material information (whether written or oral) relating to the Properties offered for sale that is not available to the Company, and (iii) Manager shall recuse itself from the sales process for such Properties, and Manager shall not be privy to any other bids for such Properties.

6.	Obligations of Manager; Restrictions.

(a)	Restrictions. Manager shall refrain from any action that, in its sole judgment made in good faith, would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Company or the Properties. Furthermore, Manager shall use its good faith, commercially reasonable efforts to not authorize the property managers to take actions that would cause the Company to incur costs in excess of that set forth in the Approved Budget (plus any variance afforded the property managers pursuant to the property management agreements) without first advising the Company of such costs and obtaining their approval. If Manager is ordered to take any such action by the Company, Manager shall promptly notify the Company of Manager's judgment that such action would violate any such law, rule or regulation or would be for a cost in excess of that set forth in the Approved Budget. Notwithstanding the foregoing, the Manager, shall not be liable to the Company or any Subsidiary, or any of the Company's stockholders, members or partners for any act or omission by Manager, its managers, directors, officers, employees or agents taken in good faith or except as provided in Section 10 hereof.

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(b)	Manager's Insurance. Manager shall maintain the following insurance in Manager's name applicable to Manager's activities under this Agreement (collectively, "Manager's Insurance"): (i) "errors and omissions" coverage with an aggregate policy limit of $10,000,000, (ii) commercial crime coverage with an aggregate policy limit of not less than $1,000,000, (iii) broad form commercial general liability coverage in an amount not less than $20,000,000 combined single limit, (iv) automobile liability coverage for both owned and non-owned vehicles, in an amount not less than $5,000,000 combined single limit and (v) workers compensation insurance as required by law covering all Manager's employees (and, when required by law, compulsory non-occupational disability insurance).

(c)	Manager's Insurance Requirements. Manager's Insurance shall be underwritten by reputable, financially sound companies. Manager shall furnish Company with certificates evidencing Manager's Insurance within ten (10) business days following the Effective Date and thereafter upon renewing or replacing such insurance. Manager's Insurance policies shall provide that they may not be cancelled or modified unless thirty (30) days' prior written notice of such cancellation or modification has been provided to Company. Company shall be named as a loss payee on Manager's commercial crime insurance policy.

(d)	Company's Insurance. Company and Manager acknowledge and agree that Company, at its expense, has obtained property and liability insurance with respect to the Properties and shall maintain and keep in force such property and liability insurance to the extent reasonably and commercially feasible ("Company's Insurance"). Company shall deliver to Manager certificates of insurance evidencing Company's Insurance within ten (10) business days following the Effective Date, which certificates shall state that Company's Insurance shall be primary and non-contributory as to claims made against Company and Manager and which are not covered by Manager's indemnity pursuant to Section 10 below. Manager shall be named as an additional insured on Company's liability insurance and evidence thereof shall be furnished to Manager. Manager shall furnish any information that is reasonably requested or required by Company for the purpose of establishing the placement of insurance coverage and shall aid and cooperate in every reasonable way with respect to such insurance and any loss thereunder. Manager shall promptly notify Company and the insurance carrier if Manager receives notice of any loss, damage or injury with respect to any of the Properties. Company shall cause Manager to be covered as an additional insured under Company's Commercial General Liability Insurance covering the Properties. To the extent that Company is entitled to any Offset Amounts with respect to the Termination Fee, Manager shall be entitled to receive any subsequent recoveries from any insurance policies relating to such Offset Amounts. Company shall use commercially reasonable efforts to pursue any insurance claims relating to Offset Amounts.

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7.	Compensation.

(a)	Management Fee. For the entire term of this Agreement, Company hereby agrees to pay to Manager a management fee equal to $12,000,000 per year in equal monthly installments of $1,000,000, plus reimbursement of all property related expenses paid by Manager on behalf of Company (together, the "Base Management Fee"), payable monthly in arrears, plus the amount, if any, of the Threshold Value Profits Participation, as described below. Notwithstanding the foregoing, the Company shall have the right to defer the payment of a portion of the Base Management Fee equal to $166,667 per month commencing with the month during which the Effective Date occurs and continuing until the earlier of (i) the date upon which the aggregate amount of the accrued Base Management Fee equals the Maximum Accrual Amount (as hereinafter defined) or (ii) June 30, 2013. The aggregate amount of any deferred Base Management Fees pursuant to the previous sentence shall at no time exceed $2,500,000 (the "Maximum Accrual Amount"). The aggregate amount of the Base Management Fee so deferred shall be due and payable on June 30, 2013.

(b)	Threshold Value Profits Participation.

(i)	Calculation. Company shall also pay to Manager a contractual (with no equity interest in Company whatsoever) profits participation ("Threshold Value Profits Participation") in an amount equal to the greater of: (a) $3,500,000; and (b) ten percent (10%) of the amount, if any, by which Company Portfolio Equity Value exceeds the sum of (i) Three Hundred Seventy-Five Million Dollars ($375,000,000), plus (ii) all new cash contributions invested into Company by KBS REIT or any of, its Affiliates and/or joint venture partner(s), (in all events, excluding cash in the amount of $154,900,000, which was on hand in the Company on September 1, 2011) less (iii) all cash distributions (excluding reimbursement of expenses paid by KBS REIT or any of its Affiliates or joint venture partners on behalf of the portfolio) out of the Company to KBS REIT or any of its Affiliates and/or joint venture partner(s) (such greater amount of (a) and (b) being referred to herein as the "Target Threshold Value"). Notwithstanding anything in this Agreement to the contrary, the Threshold Value Profits Participation shall not exceed $12,000,000. For the avoidance of doubt, an example of the calculation of the Threshold Value Profits Participation is attached hereto as Annex D.

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(ii)	Segregated Company Funds. Upon the earlier to occur of: (a) April 1, 2014 (deferred to January 1, 2015 upon satisfaction of the Measurement Date Extension Conditions); and (b) the date on which Company, directly or indirectly, Sells, sixty percent (60%) of the Properties, by value, (including as a result of any merger, reorganization, issuance of equity securities or other recapitalization of the Company or its Subsidiaries, affiliates or parent companies (whether or not the Company, its Subsidiaries, Affiliates or parent companies is the surviving entity in any such transaction), Company shall immediately cause to be on deposit in a designated reserve held by the Company, in unrestricted cash, an amount at least equal to $3,500,000.

(iii)	Reporting; Inspections. Manager will require, and Company shall provide: (i) an unaudited annual balance sheet and quarterly unaudited balance sheets of Company, each certified by the Chief Financial Officer of the Company; (ii) Asset Value Documentation (to be delivered no later than five (5) days following the public disclosure by KBS REIT of its net asset value); (iii) if this Agreement has been terminated prior to such date, any other reports and information reasonably requested by Manager and reasonably available to Company to verify or determine the amounts included in the calculation of the Threshold Value Profits Participation; (iv) notice of all new cash contributions into and cash distributions out of the Company; and (v) notice of all Affiliate transactions along with detail confirming those transaction are on third party terms. If Manager does not agree with the values of any net assets in the Company for the calendar year in which the Threshold Measurement Date occurs submitted by Company as set forth above, then Company shall make available to an independent third party selected by Manager and reasonably acceptable to Company (the "Third Party Reviewer") the applicable Company books and records for such Third Party Reviewer to value such net assets. If such Third Party Reviewer's valuation differs in any manner from the Company's valuation of any net asset(s) and within seven (7) days of the receipt of such Third Party Reviewer’s valuation by the parties the Company and Manager are still not able to agree on the value of the applicable net asset(s), then within seven (7) days of the receipt of such Third Party Reviewer's valuation by the parties, each of the Company and the Manager shall choose an arbitrator, and such arbitrators shall work in good faith to agree upon the value of the applicable net asset(s) within thirty (30) days of their selection. In the event such arbitrators cannot agree upon a value, they shall choose a third arbitrator who shall work in good faith to determine the value of the applicable net asset(s) within fifteen (15) days of his/her selection and such valuation shall be accepted by Company and Manager and shall be determinative and final. Representatives of the Manager shall have the right to inspect the books and records of the Company and its Subsidiaries at any time during normal business hours upon reasonable notice to the Company.

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(iv)	Determination of Threshold Value Profits Participation. The obligation to pay the Threshold Value Profits Participation to Manager is fully vested in Manager as of the date hereof and shall survive any termination of the Agreement. The terms and provisions of this Agreement relating to the determination of the Threshold Value Profits Participation shall survive any termination of this Agreement. The amount, if any, of the Threshold Value Profits Participation payable to Manager shall be determined on the Threshold Measurement Date (whether or not this Agreement has been terminated prior to such date).

(v)	Payment. Payment of the Threshold Value Profits Participation shall be due and payable in cash (except as otherwise set forth in the following sentence), within ten (10) business days following the calculation of Company Portfolio Equity Value which must be completed no later than sixty (60) days following the Threshold Measurement Date. If the Company sells Properties, or is itself sold, directly or indirectly, for non-cash consideration, Manager shall be paid a pro-rata portion of the Threshold Value Profits Participation in the form of such non-cash consideration. Notwithstanding the foregoing, if, prior to the Threshold Measurement Date, Company makes distributions in excess of the Target Threshold Value, Manager shall receive, out of any such excess distributions (i.e. distributions in excess of Target Threshold Value), advance payments on the Threshold Value Profits Participation.

(vi)	Survival. The obligation to pay the Threshold Value Profits Participation shall survive any direct or indirect Sale by Company, its parent or any Subsidiary, of all or any portion of the direct or indirect equity interests in Company or any of the direct or indirect equity interests in the entities which own the Properties (including, without limitation any merger, reorganization, issuance of equity securities or other recapitalization of the Company or its Subsidiaries, Affiliates or parent companies (whether or not the Company, its Subsidiaries, Affiliates or parent companies is the surviving entity in such transaction)).

(c)	No Interest in Company or Properties. Notwithstanding anything in this Agreement to the contrary, both Company and Manager acknowledge and agree that (i) the Threshold Value Profits Participation are simply contractual rights being granted by Company to Manager in this Agreement, and (ii) Manager shall have no equity interest whatsoever in the Properties, the Company or any of the Company's Subsidiaries.

(d)	No Breach Event. The Company and Manager each acknowledge that (i) each of the Company and GKK Stars has completely satisfied each and every one of its respective obligations of under the Settlement Agreement to the date of this Agreement, (ii) no Breach Event has occurred under the Settlement Agreement, and (iii) none of the Company or any affiliate of the Company has any right under the Settlement Agreement to (A) offset any amounts then and thereafter owing to Manager under this Agreement or (B) seek the return from Manager or any affiliate of Manager of any amounts accrued and paid under this Agreement. Manager acknowledges that GKK Stars still has continuing obligations set forth under Section 5.8 of the Settlement Agreement. In addition, the Manager represents and warrants to the Company that, to the actual knowledge of Roger Cozzi, Timothy J. O'Connor, Allan B. Rothschild and Jon Clark, the executive officers of Manager, (1) GKK Stars has completely satisfied each and every one of its respective obligations under the Settlement Agreement to the date of this Agreement, and (2) no Breach Event has occurred under the Settlement Agreement.

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(e)	Releases. Each of the Company and the Manager acknowledge and agree on behalf of themselves and their respective officers, directors, managing directors, members, managers, principals, partners, shareholders, affiliates, subsidiaries, agents, attorneys, employees, heirs, executors, administrators, legal representatives, successors and assigns that the Release Effective Date (as defined in the Settlement Agreement) has occurred.

8.	Expenses. So long as such expenses are incurred by Manager in good faith in furtherance of the services provided by Manager under this Agreement, the Company shall pay all of its expenses and shall reimburse Manager for its documented reasonable expenses incurred on the Company's behalf in accordance with this Agreement (collectively, the "Expenses"). Expenses include all reasonable and customary costs and expenses which are expressly designated elsewhere in this Agreement as the Company's expenses, together with the following:

(a)	travel and out-of pocket expenses incurred in connection with the sale or disposition of a Property;

(b)	costs of third-party professional fees including, but not limited to, legal, accounting, tax, auditing and other similar services performed for the Company;

(c)	compensation and expenses, including salary, bonuses, health and welfare benefits and liability insurance, for employees and independent contractors assigned to one or more Properties;

(d)	costs associated with establishing and maintaining bank accounts;

(e)	costs associated with any computer hardware or software used for the Company, including, but not limited to, any software or licenses required for Manager's use of the MRI accounting system;

(f)	costs and expenses incurred contracting with third parties, including affiliates of Manager;

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(g)	all other costs associated with the Company's business and operations, including, but not limited to, costs of owning, protecting, maintaining, developing and disposing of Properties, including appraisal, engineering and environmental studies, reporting, audit and legal fees;

(h)	costs and expenses charged by states and municipalities on entities doing business in those locations;

(i)	costs and expenses incurred in connection with corporate and partnership maintenance and legal compliance including annual filing fees, state fees, service company charges and other items; and

(j)	all expenses actually incurred by Manager which are reasonably necessary for the performance by Manager of its duties and functions in accordance with the terms of this Agreement.

Manager may retain third parties including accountants, legal counsel, real estate underwriters and brokers, among others, on the Company's behalf, and be reimbursed for such services. The provisions of this Section 8 shall survive the expiration or earlier termination of this Agreement to the extent such expenses have previously been incurred or are incurred in connection with such expiration or termination.

9.	Expense Reports and Reimbursements. Manager shall prepare a statement documenting the Expenses incurred during, and deliver the same to the Company within thirty (30) days following the end of, each month. Expenses incurred by Manager on behalf of the Company shall be reimbursed by the Company within twenty (20) days following delivery of the expense statement by Manager. The provisions of this Section 9 shall survive the expiration or earlier termination of this Agreement.

10.	Limits of Manager Responsibility; Indemnification.

(a)	Pursuant to this Agreement, Manager will not assume any responsibility other than to render the services called for hereunder and will not be responsible for any action of the Company in following or declining to follow its advice or recommendations. Except in the event of a Material Breach, Manager will not be liable to the Company, any Subsidiary, any of their directors, officers, stockholders, managers, owners or partners for acts or omissions performed or not performed in accordance with and pursuant to this Agreement. In no event shall any Affiliate of the Manager or any of the Manager's or its Affiliates respective members, stockholders, partners, managers, directors, officers, employees and agents be liable to the Company, any Subsidiary, any of their directors, officers, stockholders, managers, owners or partners for acts or omissions performed or not performed in accordance with, pursuant to or otherwise in connection with this Agreement The Company agrees to indemnify Manager and its Affiliates and their respective members, stockholders, partners, managers, directors, officers, employees and agents with respect to all expenses, losses, actual damages, liabilities, demands, charges and claims arising from acts or omissions of Manager performed in good faith in accordance with and pursuant to this Agreement and not resulting from the gross negligence or willful misconduct of Manager or as a result of the reckless disregard by Manager of its duties hereunder, as determined pursuant to a final, non-appealable order of a court of competent jurisdiction; provided, however, Manager first agrees to (i) make all necessary claims under the Manager's Insurance that Manager is required to carry under this Agreement, (ii) use best efforts to pursue such claims until completion, and (iii) first use all proceeds of such claims, prior to making any claims against the Company under this Section 10. Manager agrees to indemnify Company and its directors and officers with respect to all expenses, losses, actual damages, liabilities, demands, charges and claims arising from acts of Manager constituting willful misconduct, gross negligence or reckless disregard of its duties under this Agreement by Manager, as determined pursuant to a final, non-appealable order of a court of competent jurisdiction. The provisions of this Section 10 shall survive the expiration or earlier termination of this Agreement.

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(b)	In the event of a Breach, regardless of whether or not such Breach is a Material Breach, (i) Manager shall reimburse Company (A) any funds or monies which Company loses due to fraud, misappropriation of funds or embezzlement by Manager in its corporate capacity and (B) all out of pocket costs and expenses incurred by the Company relating to such matters and (ii) the Company shall be entitled to pursue all rights and remedies available at law or in equity, except as otherwise set forth herein.

11.	No Joint Venture/Independent Contractor. Nothing in this Agreement shall be construed to make the Company and Manager partners or joint venturers or impose any liability as such on either of them. Manager in performance of its duties however is an independent contractor.

12.	Term; Termination.

The "Term" of this Agreement is from the Effective Date through December 31, 2015, subject to (a) the right of the Company to terminate this Agreement (with no requirement of Cause) with an effective termination date only on March 31 or September 30 of any calendar year, but at no time prior to April 1, 2013, and only upon 90 days prior written notice delivered by the Company to the Manager, which notice shall be irrevocable, and (b) the right of the Manager to terminate this Agreement (with no requirement of a Company Default) with an effective termination date no earlier than December 31, 2012, and only upon no less than 90 days prior written notice delivered by the Manager to the Company. Notwithstanding the foregoing, this Agreement (1) may not be terminated by the Company prior to April 1, 2013, or the Manager prior to December 31, 2012; and (2) may be terminated: (i) at any time after April 1, 2013 by Company on five (5) business days' prior written notice for Cause; or (ii) at any time by Manager on five (5) business days' prior written notice in the event of a Company Default. Upon any termination of the Manager by the Company after April 1, 2013 and prior to December 31, 2015, the Company shall pay the applicable Termination Fee to Manager in immediately payable funds on or prior to the effective date of termination. No Termination Fee shall be payable by the Company in connection with a termination of this Agreement by the Manager, other than in connection with a Company Default.

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13.	Action Upon Termination or Expiration of Agreement. Without limiting the obligation of Company to pay to Manager the Threshold Value Profits Participation and the Termination Fee, and without limiting the obligation of the Company to continue to comply with the reporting requirements contained herein for the benefit of Manager which shall expressly survive any termination of this Agreement, from and after the effective date of a termination of this Agreement, Manager shall not be entitled to the Base Management Fee for further services under this Agreement, but shall be paid all compensation accruing to the date of termination and shall be reimbursed for properly incurred expenses. Upon such termination or expiration, Manager shall reasonably promptly:

(a)	after deducting any accrued compensation and reimbursement for Expenses to which it is then entitled, pay over to the Company all money collected and held for the account of the Company pursuant to this Agreement;

(b)	deliver to the Company a full accounting, including a statement showing all payments collected and all money held by it, covering the period following the date of the last accounting furnished to the Company with respect to the Company and through the termination date; and

(c)	upon notice of termination of this Agreement, Manager shall immediately gather all books, records, accounts and any and all other records, documents or materials relating to the Properties or the Company as may be in the possession or control of Manager, including, without limitation, diskettes containing reports or other materials generated in connection with the performance by Manager of its services hereunder, originals of all insurance policies, bills of sale, leases, licenses, service contracts, permits, plans, equipment, tools, supplies and keys with respect to the Properties; and Manager shall provide to Company a list of employees who perform services relating to the Properties after Manager has determined which of such employees shall be terminated. Upon the effective date of termination, Manager shall (i) deliver to Company or its designee all of such books, records, accounts and other materials and any and all other records or documents pertaining to the Properties, whether or not enumerated herein, which are necessary or desirable for the ownership and operation of the Properties, (ii) assign to Company any and all rights Manager may have in and to any existing contracts, licenses and permits relating to the operation and maintenance of the Properties, if any, (iii) provide the Company with access to Manager's electronic accounting and leasing data so that such information can be uploaded into the Company's accounting and property management systems, and (iv) furnish such information and take all such actions as Company shall reasonably require, in order to effectuate an orderly and systematic ending of the duties and activities of Manager under this Agreement.

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(d)	so long as no Company Default has occurred, make available to Company sufficient and appropriate personnel (information technology personnel working on the conversion during 2012) and resources to complete the conversion to the MRI accounting system as provided in Section 2(b)(ix)(1) hereof as expeditiously as possible and Company shall pay for Manager’s employees’ work in connection with such conversion at a commercially reasonable hourly rate.

14.	Release of Money or other Property Upon Written Request. Manager agrees that any money or other property of the Company held by Manager under this Agreement shall be held by Manager as custodian for the Company, and Manager's records shall be clearly and appropriately marked to reflect the ownership of such money or other property by the Company. Upon the receipt by Manager of a written request signed by a duly authorized officer of the Company requesting Manager to release to the Company any money or other property then held by Manager for the account of the Company under this Agreement, Manager shall release such money or other property to the Company within ten (10) business days following such request. Manager shall not be liable to the Company, any Subsidiary or any of their respective directors, officers, stockholders, managers, owners or partners for any acts or omissions by the Company in connection with the money or other property released to the Company in accordance with the terms hereof. The Company shall indemnify Manager and its affiliates and their respective members, stockholders, partners, managers, directors, officers, employees and agents against any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever which arise in connection with Manager's release of such money or other property to the Company in accordance with the terms of this Section 14. Indemnification pursuant to this Section 14 shall be in addition to any right to indemnification under Section 10.

15.	Notices. Unless expressly provided otherwise in this Agreement, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of (a) personal delivery, (b) delivery by a reputable overnight courier, (c) delivery by facsimile transmission against answerback, or (d) delivery by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

If to the Company:	c/o KBS Capital Advisors, LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Attn: Brian Ragsdale and David Snyder

With a copy to:	Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Attn: L. Bruce Fischer

With a copy to:	Mayer Brown LLP
700 Louisiana, Suite 3400
Houston, Texas 77002
Attn: Ronald M. Shoss

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If to Manager:	c/o Gramercy Capital Corp.
420 Lexington Avenue
New York, New York 10170
Attention: Roger M. Cozzi and Allan B. Rothschild

With a copy to:	Skadden Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York
Attn: Harvey R. Uris

Any party may change the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 15 for the giving of notice.

16.	Binding Nature of Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

17.	Entire Agreement; Amendments. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement controls and supersedes any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement. This Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto.

18.	Governing Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles thereof. Any legal suit, action or proceeding arising out of or relating to this Agreement may at the instituting party's option be instituted in any Federal Court in the City of New York, County of New York, pursuant to Section 5-1402 of the New York General Obligations Law and each party hereto waives any objections which it may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, and each party hereto hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

19.	Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

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20.	Titles Not to Affect Interpretation. The titles of sections, paragraphs and subparagraphs contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation of this Agreement.

21.	Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

22.	Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

23.	Principles of Construction. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. All references to recitals, sections, paragraphs and schedules are to the recitals, sections, paragraphs and schedules in or to this Agreement unless otherwise specified.

24.	Assignment; Change of Control of Manager. Manager may not assign its duties under this Agreement except as described in this Section 24. Manager may assign this Agreement, manager's duties hereunder or direct or indirect interests in Manager so long as the assignee or Manager, as the case may be, shall be controlled, directly or indirectly, by Gramercy Capital Corp. For avoidance of doubt the purposes of this Section 24, Gramercy Capital Corp. shall include any successor to Gramercy Capital Corp. whether by merger, consolidation or similar business combination transaction, however characterized. Furthermore, Manager may assign, freely, to one or more persons or entities its rights to receive the Threshold Value Profits Participation and/or the Termination Fee. This Agreement may not be assigned by Company without the prior written consent of the Manager.

25.	No Personal Liability. None of the members, owners, partners (general or limited), direct or indirect, officers, directors, shareholders, employees, agents, trustees or representatives of Company, any Subsidiary or Manager shall be liable, accountable or subject to any suit for any costs, expenses, or liability arising directly or indirectly, out of Company's or Manager's (as applicable) failure or refusal to satisfy its obligations hereunder or out of the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

[SIGNATURE PAGES TO FOLLOW]

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KBS ACQUISITION SUB, LLC a Delaware limited liability company

By:	/s/ David E. Snyder
Name: David E. Snyder Title: Chief Financial Officer

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GKK REALTY ADVISORS LLC a Delaware limited liability company

By:	/s/ Timothy J. O'Connor
Name: Timothy J. O'Connor Title: President
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Annex A

List of the Properties

Property Number	Property Name	Address Line	City	St	Zip
4203	4203-CHURCH STREET	101 Church Street	Selma	AL	36701
3655	3655 - Douglas	99 AL Highway 168	Horton	AL	35980
4202	4202-ATHENS	201 W. Green Street	Athens	AL	35611
4204	4204-COLLEGE STREET	110 E. College Street	Enterprise	AL	36330
4206	4206-MADISON STREET	508 Madison Street	Huntsville	AL	35801
4208	4208-SAND MOUNTAIN	116 Sand Mountain Drive	Albertville	AL	35950
4318	4318-HILLCREST ROAD	891 Hillcrest RD	Mobile	AL	36695
108	0108 - Park Hill	3200 John F. Kennedy Blvd.	N. Little Rock	AR	72116
5201	5201-Bentonville	808 S. Walton Rd.	Bentonville	AR	72712
5203	5203-Mountain Home Mn-Mn Bldng	650 South Street	Mountain Home	AR	72653
107	0107 - Broadmoor	1705 E Harding	Pine Bluff	AR	71601
4209	4209-CENTRAL AVENUE	835 Central Ave	Hot Springs	AR	71901
4210	4210-CONWAY	1023 Main Street	Conway	AR	72032
4211	4211-DEWITT HENRY DRIVE	1500 W. DeWitt Hentry Drive	Beebe	AR	72012
4217	4217-SOUTH DENVER	201 S. Denver	Russellville	AR	72801
5003	5003 Camelback Uptwn-Mn Bldng	51 E. Camelback Road	Phoenix	AZ	85012
5004	5004 Camelback-Bank Am	1825 E. Buckeye Road	Phoenix	AZ	85034
5005	5005 Catalina-Bank Ame	1825 E. Buckeye Road	Phoenix	AZ	85034
5006	5006 Maricopa-Bank Ami	1825 E. Buckeye Road	Phoenix	AZ	85034
5007	5007 McDowell-Bank Ame	1825 E. Buckeye Road	Phoenix	AZ	85034
5008	5008 Mesa Main - Main Building	63 W. Main Street	Mesa	AZ	85201
5009	5009 South Mountain	1825 E. Buckeye Road	Phoenix	AZ	85034
5204	5204 - RH Johnson-Mn Bldng	19022 R.H. Blvd	Sun City	AZ	85375
2309	2909 - Torrance	22150 Hawthorne Boulevard	Torrance	CA	90503
2321	2921 - Santa Monica	429 Santa Monica Blvd.	Santa Monica	CA	90401
4552	4552 - Cameron Park	4011 Plaza Goldorado	Cameron Park	CA	95682
4553	4553 - El Dorado Hills Branch	3880 El Dorado Hills Blvd	El Dorado Hills	CA	95762
4554	4554 - West Placerville Branch	3970 J Missouri Flat Road	Placerville	CA	95667
4555	4555 - Roseville Branch Branch	1801 Douglas Boulevard	Roseville	CA	95661
4556	4556 - Sonora Branch	229 South Washington	Sonora	CA	95370
4557	4557 - Sutter Creek	11 Ridge Road	Sutter Creek	CA	95685
4558	4558 - Valley Springs	87 Highway 26	Valley Springs	CA	95252
4559	4559 - Lake Community Bank	805 11th Street	Lakeport	CA	95453
5010	5010 Auburn	900 High Street	Auburn	CA	95603
5011	5011 Bixby-Atlantic	3804 Atlantic Avenue	Long Beach	CA	90801
5012	5012 Calwa	2611 S. Cedar Avenue	Fresno	CA	93725
5013	5013 Cedar & Shields	3435 N. Cedar Avenue	Fresno	CA	93726
5014	5014 Coronado Branch	1199 Orange Avenue	Coronado	CA	92118
5015	5015 East Baskerfield	1201 Baker Street	Bakersfield	CA	93305
5016	5016 East Compton Brnch	518 S. Long Beach Boulevard	Compton	CA	90221
5017	5017 El Segundo	835 N. Sepulveda Boulevard	El Segundo	CA	90245
5021	5021 Escondido Main	220 S. Escondido Blvd.	Escondido	CA	92025
5022	5022 Fresno Proof/Vault	2111 Tuolumme Street	Fresno	CA	93721
5023	5023 Gardena Main	1450 W. Redondo Beach Blvd.	Gardena	CA	90247
5024	5024 Glendale Main	345 N. Brand Blvd.	Glendale	CA	91203
5025	5025 Inglewood Main	330 E. Manchester Blvd.	Inglewood	CA	90301
5026	5026 Inland Empire Cash	1275 S. Dupont Avenue	Ontario	CA	91761
5027	5027 Irvine Industrial	4101 Mac Arthur Blvd.	Newport Beach	CA	92660
5030	5030 Lincoln Heights	2400 N. Broadway	Los Angeles	CA	90031
5031	5031 Long Beach Financl	150 Long Beach Blvd.	Long Beach	CA	90802
5032	5032 Lynwood Branch	3505 E. Imperial Highway	Lynwood	CA	90262
5034	5034 North Hollywood	5025 Lankershim Blvd.	North Hollywood	CA	91601
5035	5035 North Sacramento	1830 Del Paso Blvd.	Sacramento	CA	95815
5036	5036 Oak Park Branch	3810 Broadway	Sacramento	CA	95817
5037	5037 Palmdale Branch	839 E. Palmdale Blvd.	Palmdale	CA	93550
5038	5038 Pico-Vermont Brnch	1232 S. Vermont Blvd.	Los Angeles	CA	90006
5039	5039 Pomona Main	444 S. Garey Avenue	Pomona	CA	91766
5040	5040 Red Bluff Branch	955 Main Street	Red Bluff	CA	96080
5041	5041 Redding Main Branch	1661 East Street	Redding	CA	96001
5042	5042 Riverside Main	3650 14th Street	Riverside	CA	92501
5043	5043 Salinas Main Brnch	405 Main Street	Salinas	CA	93901
5044	5044 San Bernadino Main	303 N. D Street	San Bernadino	CA	92401
5045	5045 Santa Barbara	834 State Street	Santa Barbara	CA	93101
5046	5046 Santa Maria Branch	300 Town Center East	Santa Maria	CA	93454
5047	5047 Sepulveda-Devonshr	10300-10306 Sepul Veda Blvd.	Mission Hills	CA	91345
5048	5048 - Stockdale-Main Building	5021 California Avenue	Bakersfield	CA	93309
5049	5049 Stockton Main Offc	110 E. Weber Street	Stockton	CA	95202
5050	5050 Sunnyvale Main	444 S. Mathilda Avenue	Sunnyvale	CA	94086
5051	5051 Torrance Sartori	1255 Sartori Avenue	Torrance	CA	90501
5053	5053 Ventura Main Offic	1130 S. Victoria	Ventura	CA	93003
5054	5054 Whittier Office	7255 S. Greenleaf Avenue	Whittier	CA	90602
5055	5055 Willow-Daisy Brnch	600 W. Willow Street	Long Beach	CA	90806
5056	5056 Yuba City Branch	1100 Butte House Road	Yuba City	CA	95991
29

5205	5205 - Arnold	1082 Highway 4	Arnold	CA	95223
5206	5206 - Bay-Fair	1200 Fairmont Drive	San Leandro	CA	94578
5208	5208 - Burlingame-Mn Bldng	400 El Camino Real	Burlingame	CA	94010
5209	5209 - Canoga Park Branch	22004 Sherman Way	Canoga Park	CA	91303
5210	5210 - College Heights	2800 Oswell Street	Bakersfield	CA	93306
5211	5211 - Dinuba	240 East Tulare Street	Dinuba	CA	93618
5212	5212 - East Fresno	4445 East Tulare Street	Fresno	CA	93702
5214	5214 - Eureka Main	334 F Street	Eureka	CA	95501
5215	5215 - Folsom	403 East Bidwell Street	Folsom	CA	95630
5216	5216 - Fort Bragg	228 North Main Street	Fort Bragg	CA	95437
5217	5217 - Hanford - Main Building	180 North Redington	Hanford	CA	93230
5218	5218 - Healdsburg	502 Healdsburg Ave	Healdsburg	CA	95448
5219	5219 - Hemet Branch	1687 East Florida Ave	Hemet	CA	92544
5220	5220 - Hilltop	1300 Hilltop Drive	Redding	CA	96003
5222	5222 - Lemoore	338 West D Street	Lemoore	CA	93245
5223	5223 - Lincoln Village	503 West Benjiman Holt Drive	Stockton	CA	95207
5224	5224 - Livermore	1748 Railroad Ave	Livermore	CA	94550
5225	5225 - Martin Luthr Kng Jr.	4103 South Western Ave	Los Angeles	CA	90062
5227	5227 - Mission-23rd	2701 Mission Street	San Francisco	CA	94110
5228	5228 - Montrose Branch	2320 Honolulu Ave	Montrose	CA	91020
5229	5229 - Ontario Plaza Branch	910 North Mountain Ave	Ontario	CA	91762
5230	5230 - Orangevale Branch	8890 Greenback Lane	Orangevale	CA	95662
5231	5231 - Oroville	1820 Oro Dam Boulevard	Oroville	CA	95966
5234	5234 - Pleasanton	337 Main Street	Pleasanton	CA	94566
5235	5235 - Porterville-Mn Bldng	345 North Main Street	Porterville	CA	93257
5236	5236 - Reedley	936 G Street	Reedley	CA	93654
5237	5237 Reseda Branch	18120 Sherman Way	Reseda	CA	91335
5238	5238 - Ridgecrest	101 West Ridgecrest	Ridgecrest	CA	93555
5240	5240 - Sherman Oaks	14701 Ventura Boulevard	Sherman Oaks	CA	91403
5241	5241 - Slauson Vermont	5700 South Vermonth Ave	Los Angeles	CA	90037
5242	5242 - St. Helena	101 Adams Street	St. Helena	CA	94574
5243	5243 - Stockton Agri-Center	407 North Wilson Way	Stockton	CA	95205
5245	5245 - Susanville	50 N Gay Street	Susanville	CA	96130
5246	5246 - Toluca Lake	4123 West Olive Ave	Burbank	CA	91505
5247	5247 - Turlock - Main Building	501 East Main Street	Turlock	CA	95380
5248	5248 - Vacaville Financial	150 Parker Street	Vacaville	CA	95688
5249	5249 - Vernon Branch	3810 S. Santa Fe Ave	Vernon	CA	90058
5250	5250 - West Los Angls Brnch	11501 Santa Monica Blvd	W. Los Angeles	CA	90025
5251	5251 - Williow Glen	1245 Lincoln Avenue	San Jose	CA	95125
2208	2208 - San Rafael	1200 5th Avenue	San Rafael	CA	94901
4565	4565 - 12th Street	545 12th Street	Paso Robles	CA	93446
4566	4566 - Vine Street	1222-1224 Vine Street	Paso Robles	CA	93446
4567	4567 - Arroyo Grande	1255 E. Grande Avenue	Arroyo Grande	CA	93420
4568	4568 - Santa Maria	2339 S. Broadway	Santa Maria	CA	93454
5033	5033 - Merced	710 W. Main Street	Merced	CA	95340
5253	5253 - Batterson	70 Batterson Park Rd	FArmington	CT	06032
5255	5255 - Greenwich	240 Greenwich Ave	Greenwich	CT	06830
71010	Clinton East Main	156 East Main Street	Clinton	CT	06413
71011	Railroad Avenue	16 Railroad Avenue	Plainfield	CT	06374
71012	Shunpike Road	61 Shunpike Road	Cromwell	CT	06416
71013	Whalley Avenue	395 Whalley Avenue	New Haven	CT	06511
752	FS Wilmington, LP	3 Beaver Valley Road	Wilmington	DE	19083
5259	5259 - North Wakefield Dr	300 North Wakefield Dr	Newark	DE	19702
113	0113 - Holiday	2123 US Hwy. 19N	Holiday	FL	34691
115	0115 - New Smyma Bch E	763 E. 3rd Avenue	New Smyrna Beac	FL	32169
116	0116 - Orange City	850 S. Volusia Avenue	Orange City	FL	32763
209	0109 - E. Colonial Drive Thr	4450 East Colonial Drive	Orlando	FL	32803
217	0917 - Inverness	2875 E. Gulf to Lake Highway	Inverness	FL	34450
2910	3910 - E. Pembrok Pins	8411 Pines Boulevard	Pembroke Pines	FL	33024
2926	2926 - Del Prado	2503 Del Prado	Cape Coral	FL	33904
3006	3006 -Silver Lakes	18395 Pines Boulevard	Pembroke Pines	FL	33029
3008	3008 -WinterPark Alm	200 Aloma Avenue	Winter Park	FL	32789
3009	3009 - Winterpark Tmpl	1400 Howell Branch Road	Winter Park	FL	32789
3119	3119 - 47TH TERRACE OFFICE	1645 SE 47th Terrace	Cape Coral	FL	33904
3120	3120 - ALTAMONTE CROSSING	151 N. State Road 434	Altamont Spring	FL	32714
3122	3122 - BERNWOOD PARK	12851 Bonita Beach Road	Bonita Springs	FL	34135
3123	3123 - BLOOMINGDALE	110 W. Bloomingdale Ave	Brandon	FL	33511
3124	3124 - BRADENTON CITY	921 Manatee Ave. W.	Bradenton	FL	34205
3125	3125 - BRANDON	510 Oakfield Drive	Brandon	FL	33511
3126	3126 - CEDAR SHORES OFFICE	3620 SE Maricamp Road	Ocala	FL	34471
3128	3128 - CHARLOTTE HARBOR OFFICE	22627 Bayshore Road	Port Charlotte	FL	33980
3130	3130 - CORDOVA-PENSACOLA	4710 Bayou Blvd.	Pensacola	FL	32503
3132	3132 - CYPRESS POINT	1300 Palm Coast Parkway	Palm Coast	FL	32137
3133	3133 - DEERFIELD BEACH (H.S.)	3325 W. Hillsboro Road	Deerfield Beach	FL	33442
3135	3135 - EAST COMMERCIAL BLVD	2660 E Commercial Blvd.	Fort Lauderdale	FL	33308
3137	3137 - GROVE CITY OFFICE	2691 Placida Road	Grove City	FL	34224
3139	3139 - HOLLY HILL OFFICE	555 Ridgewood Ave.	Holly Hill	FL	32117
3140	3140 - HUDSON OFFICE	9005 State Rd. 52	Hudson	FL	34669
3141	3141 - LARGO OFFICE	13175 Walsingham Rd.	Largo	FL	33774
3143	3143 - MARCO ISLAND OFFICE	615 Elkcam Circle	Marco Island	FL	34145
3145	3145 - NEW CITRUS PARK	7919 Gunn Highway	Tampa	FL	33626
3147	3147 - NORTH LOCKWOOD RIDGE	6056 N LOCKWOOD RIDGE RD	SARASOTA	FL	34243
3155	3155 - SAWGRASS	12396 W. Sunrise Blvd.	Plantation	FL	33323
30

3159	3159 - VERO-WEST (1ST AM)	4000 20th Street	Vero Beach	FL	32960
3160	3160 - WEST BRADENTON	4601 Manatee Ave. W.	Bradenton	FL	34209
3209	3209 - LAND O'LAKES OFFICE	21708 State Rd. 54	Lutz	FL	33549
3314	3314 - Dade City	14210 7th St	Dade City	FL	33523
3319	3319 - Downtown Laklnd	113 S Tennesee Ave	Lakeland	FL	33801
3320	3320 - Dwntwn St Ptrsb	410 Central Avenue	St. Petersburg	FL	33701
3328	3328 - Kings Point	6646 W Atlantic Ave	Delray Beach	FL	33446
3331	3331 - New Warrngtn Rd	21 New Warrington Rd	Pensacola	FL	32506
3332	3332 - Ocean Ridge	4600 Ocean Blvd	Boynton Beach	FL	33435
3333	3333 - Okeechob Trnpke	5849 Okeechobee Blvd	West Palm Beach	FL	33417
3339	3339 - South Fort Myrs	12751 S Cleveland Ave	Fort Myers	FL	33907
3341	3341 - West Hollywood	6015 Washington St	Hollywood	FL	33023
3342	3342 - Westward	2701 Okeechibee Blv	West Palm Beach	FL	33409
3600	3600 - Cypress Lake Drive	7750 Cypress Lake Drive	Fort Myers	FL	33907
3625	3625 - The Avenues	10625 Philips Hwy	Jacksonville	FL	32256
4001	4001C - Baymeadows Ops	8324 Baymeadows Way	Jacksonville	FL	32256
4003	4003B - Combee	1414 South Combee Rd	Lakeland	FL	33801
4012	4012B - Lantana	1500 W Lantana Rd	Lantana	FL	33462
4014	4014B - Monument Rd	9580 Regency Square Blvd	Jacksonville	FL	32225
4016	4016B - North Boca Ratn	3601 N. Federal Highway	Boca Raton	FL	33431
4019	4019D - Palatka	200 Reid Street	Palatka	FL	32177
4020	4020B - Ridge Road	8423 Moon Lake Road	New Port Richey	FL	34654
4021	4021B - Rockledge	201 North Church Street	Rockledge	FL	32955
4022	4022B - S. Mandarin	12222 San Jose Blvd.	Jacksonville	FL	32223
4025	4025B - Westside	4328 Blanding Blvd.	Jacksonville	FL	32210
5057	5057 Century Park	1000 Century Park Road	Tampa	FL	33607
5058	5058 Clermont - Main Building	690 E. Highway 50	Clermont	FL	34711
5059	5059 Cordova	5041 Bayou Blvd.	Pensacola	FL	32503
5062	5062 Gulf to Bay - Main Bldng	1640 Gulf to Bay Blvd.	Clearwater	FL	33755
5063	5063 Hallandale Beach	801 E. Hallandale Blvd.	Hallandale	FL	33009
5064	5064 Jacksonville #100	9000 Southside Blvd.	Jacksonville	FL	32256
5065	5065 Jacksonville #200	9000 Southside Blvd.	Jacksonville	FL	32256
5066	5066 Jacksonville #300	9000 Southside Blvd.	Jacksonville	FL	32256
5067	5067 Jacksonville #400	9000 Southside Blvd.	Jacksonville	FL	32256
5068	5068 Jacksonville #500	9000 Southside Blvd.	Jacksonville	FL	32256
5069	5069 Jacksonville #600	9000 Southside Blvd.	Jacksonville	FL	32256
5070	5070 Jacksonville #700	9000 Southside Blvd.	Jacksonville	FL	32256
5071	5071 Jacksonville Daycr	9000 Southside Blvd.	Jacksonville	FL	32256
5072	5072 Jacksonville Garag	9000 Southside Blvd.	Jacksonville	FL	32256
5073	5073 Jacksonville Schl	9000 Southside Blvd.	Jacksonville	FL	32256
5074	5074 Lighthouse Point	2850 N. Federal Highway	LighthousePoint	FL	33064
5078	5078 North Hialeah-Main Bldng	1 E. 49th Street	Hialeah	FL	33013
5079	5079 Ocala Downtown	35 S.E. 1st Avenue	Ocala	FL	34471
5080	5080 Plaza	900 S. Federal Highway	Stuart	FL	34994
5081	5081 Port Charlotte-Main Bldng	21175 Olean Blvd.	Port Charlotte	FL	33952
5083	5083 San Jose - Main Building	3535 University Blvd. West	Jacksonville	FL	32217
5084	5084 South Region TPC	17100 N.W. 59th Avenue	Miami Lakes	FL	33015
5086	5086 Westshore Mall	100 N. Westshore Blvd.	Tampa	FL	33609
5088	5088 Winter Park	750 S. Orlando Avenue	Winter Park	FL	32789
5260	5260 - Baypoint	500 Biscayne Boulevard	Miami	FL	33132
5261	5261 - Bayshore-Mn Bldng	6160 14th Street West	Bradenton	FL	34207
5263	5263 - Blountstown-Mn Bldng	16793 SE Pear Street	Blountstown	FL	32424
5267	5267-Charlotte Harbor-Mn Bldng	23081 Harborview Road	Port Charlotte	FL	33980
5268	5268 - Coral Ridge-Mn Bldng	3600 North Federal Highway	Ft. Lauderdale	FL	33308
5269	5269 - Crystal River-Mn Bldng	450 SE Highway 19	Crystal River	FL	34429
5273	5273-Ft. Myers Beach-Mn Bldng	2525 Estero Blvd	Ft. Myers Beach	FL	33931
5274	5274-Ft. Walton Beach-Mn Bldng	189 Eglin Parkway NE	Ft Walton Beach	FL	32546
5275	5275 - Gulfgate-Mn Bldng	6525 South Tamiami Trail	Sarasota	FL	34231
5276	5276 - Homestead-Mn Bldng	850 Homestead Boulevard	Homestead	FL	33030
5283	5283 - Live Oak-Mn Bldng	201 S. Ohio Avenue	Live Oak	FL	32064
5286	5286 - Midway - Main Building	7760 West Flagler Street	Miami	FL	33144
5288	5288 - Plantation-Mn Bldng	7001 W. Broward Blvd.	Plantation	FL	33317
5295	5295 - Trouble Creek-Mn Bldng	4526 US Highway 19	New Port Richey	FL	34652
5297	5297 - W. Sunrise-Mn Bldng	8190 W. Sunrise	Plantation	FL	33322
5298	5298 - Weeki Wachee-Mn Bldng	9223 Cortez Blvd	Brooksville	FL	34613
5299	5299 - Westside-Mn Bldng	4311 Manatee Avenue West	Bradenton	FL	34209
5463	5463 - Cocoa Village Dt	430 Brevard Ave	Cocoa	FL	32922
5464	5464-Dayton Bch Spdwy-Mn Bldng	1025 International Speedwy Bd	Daytona Beach	FL	32114
5467	5467 - Palm Beach Vault	5701 Village Blvd	West Palm Beach	FL	33407
117	0117 - Ormond Beach	175 W. Granada Ave.	Ormond Beach	FL	32174
118	0118 - Ponce De Leon	709 S. Ponce de Leon Blvd.	St. Augustine	FL	32084
210	0110 - Downtown Lakeland	3221 South Florida Avenue	Lakeland	FL	33803
1077	0077 - Prima Vista	900 East Prima Vista Blvd	Port St. Lucie	FL	34952
2017	2017 - Fairfield	8022 Lillian Highway	Pensacola	FL	32506
3004	3004 -Plantation	450 North Pine Island Road	Plantation	FL	33324
3090	3090 - Delray Square	4899 W. Atlantic Blvd	Delray Beach	FL	33445
3151	3151 - Pinellas	7600 US Highway 19 N	Pinellas Park	FL	33781
3271	3271 - Wickham Road Office	7775 N Wickham Road	Melbourne	FL	32940
3316	3316 - Deland Main	131 E New York Ave	Deland	FL	32724
3601	3601 - Oviedo Red Bug	7455 Pinemire Drive	Oviedo	FL	32765
3630	3630 - LaFontana	9035 LaFontana Boulevard	Boca Raton	FL	33434
3632	3632 - Lake Mary Ofice	3701 W. Lake Mary Boulevard	Lake Mary	FL	32746
3635	3635 - Pembroke Pines	199 N. University Drive	Pembroke Pines	FL	33024
31

4002	4002C - Callahan	401 S. King Rd	Callahan	FL	32011
4004	4004C - Conway	7336 Curry Ford Road	Orlando	FL	32822
4005	4005C - Dale Mabry	1506 South Dale Marby Highway	Tampa	FL	33629
4006	4006C - Davie	4150 S.W.64th Ave	Davie	FL	33314
4007	4007C - Eustis	200 Magnolia Ave.	Eustis	FL	32726
4008	4008C - Ft. Lauderdale	1100 W. State Route 84	Ft. Lauderdale	FL	33315
4009	4009C - Green Cov Sprng	425 North Orange Avenue	Green Cove Spri	FL	32043
4011	4011C - Indian Rocks	14147 Walsingham Rd.	Largo	FL	33774
4013	4013C - Largo	5250 E. Bay Drive	Clearwater	FL	33764
4015	4015C - Normandy	6545 Normandy Blvd	Jacksonville	FL	32205
4017	4017C - North Port	13675 N.W. Tamiami Trail	North Port	FL	34287
4018	4018C - NE St. Petrsbrg	9655 4th St. North	St. Petersburg	FL	33702
4023	4023C - Springfield	1601 Main Street	Jacksonville	FL	32233
4024	4024C - West Dayton	828 White Street	Daytona Beach	FL	32117
4219	4219-MARIANNA	2889 Green Street	Marianna	FL	32446
4220	4220-NEW SMYRNA BEACH	900 N. Dixie Freeway	New Smyrna Bch	FL	32168
4224	4224-WEST MAIN STREET	800 W. Main Street	Inverness	FL	34450
5060	5060 - Deland	230 N. Woodland Blvd.	Deland	FL	32720
2918	3918 - Platatn-Ryl Plm	950 S. Pine Island Road	Plantation	FL	33324
3163	3163 - BLUEGRASS OFFICE	1475 McFarland Road	Alpharetta	GA	30005
3165	3165 - CHESHIRE SHERIDAN	2419 Cheshire Bridge Rd NE	Atlanta	GA	30324
3167	3167 - EDGEWOOD	3805 Macon Road	Columbus	GA	31907
3169	3169 - LAVISTA ROAD	3880 LaVista Road	Tucker	GA	30084
3170	3170 - LILBURN OFFICE	4354 Lawrenceville Hwy	Lilburn	GA	30047
3173	3173 - PROVIDENCE SQUARE	4209 Roswell Road NE	Marietta	GA	30062
3343	3343 - Atlant Ops Cntr	3579-3585 Atlanta Ave	Atlanta	GA	30354
3345	3345 - Columbus Main	101 13th Street	Columbus	GA	31901
3346	3346 - Dalton Main	201 S Hamilton St	Dalton	GA	30720
3604	3604 - Woodstock Crossing	2255 Towne Lake Parkway	Woodstock	GA	30189
3665	3665 - Cobb Parkway	2521 SE Cobb Parkway	Smyrna	GA	30080
4030	4030B - Hapeville	590 S. Central Ave	Hapeville	GA	30354
4033	4033D - Macon Main	455 Walnut Street	Macon	GA	31201
4038	4038B - Perimeter Centr	4570 Ashford Dunwoody Road	Atlanta	GA	30346
4040	4040B - Stephenson	6999 Abercorn St	Savannah	GA	31405
4041	4041B - Toco Hills	2942 N. Druid Hills Road	Atlanta	GA	30329
4045	4045B - Walton Way	1478 Walton Way	Augusta	GA	30901
4046	4046B - Washington Road	2835 Washington Road	Augusta	GA	30909
5091	5091 Bull Street	22 Bull Street	Savannah	GA	31401
5094	5094 Moultrie Main	300 S. Main Street	Moultrie	GA	31768
5095	5095 Valdosta Main	106 S. Patterson Street	Valdosta	GA	31601
5096	5096 Winder Main Building	102 N. Broad Street	Winder	GA	30680
5300	5300-Aberdeen Village-Mn Bldng	500 North Lake Drive	Peachtree City	GA	30269
5303	5303 - East Point-Mn Bldng	2818 East Point Street	East Point	GA	30344
3014	3014 -Walnut Avenue	1300 Walnut Avenue	Dalton	GA	30720
3076	3076 -Sylvania Main	105 S. Main Street	Sylvania	GA	30467
3077	3077 - Dunwoody Villag	1449 Dunwoody Village Parkway	Dunwoody	GA	30338
3103	3103 - Lawrenceville Suwann	870 Lawrenceville Suwannee Rd	Lawrenceville	GA	30043
3273	3273 - Acworth Office	3365 Cobb Pkwy	Acworth	GA	30101
3282	3282 - Windward Parkway	5570 Windward Parkway	Alpharetta	GA	30004
3606	3606 - Stockbridge	113 Highway 138 West	Stockbridge	GA	30281
3639	3639 - Cartersville	215 Cherokee Place	Cartersville	GA	30121
3666	3666 - Snellville Presidential	1875 Scenic Highway	Snellville	GA	30078
4026	4026D - Alabama Ave	501 Alabama Avenue	Breman	GA	30110
4027	4027C - East Lake	2201 Roswell Rd.	Marietta	GA	30062
4031	4031C - Jimmy Crtr Blvd	5405 Jimy Carter Blvd.	Norcross	GA	30093
4032	4032C - Mableton	5606 Gordon Rd.	Mabletown	GA	30126
4036	4036C - Norcross	6155 S. Buford Highway	Norcross	GA	30071
4037	4037C - Peachtree Crnrs	5525 Peachtree Parkway	Norcross	GA	30092
4039	4039C - Rome Main	501 Broad Street	Rome	GA	30161
4042	4042F - Traffic Circle	3509 West Bay Street	Savannah	GA	31408
4043	4043F - Tri-County #2	4701 Sandy Plains Road	Roswell	GA	30075
4044	4044D - Vidalia Main	900 East First Street	Vidalia	GA	30474
4047	4047C - Washington West	3726 Washington Road	Martinez	GA	30907
4048	4048D - Waynesboro Main	615 Liberty Street	Waynesboro	GA	30830
4088	4088C - Merchant's Walk (Sub) (1)	1313 Johnson Ferry Rd. NE	Marietta	GA	30068
4225	4225-BUFORD HIGHWAY	5935 Buford Highway	Norcross	GA	30071
4229	4229-LARKIN STREET	241 Larkin Street	Cornelia	GA	30531
4230	4230-SOUTH PARK STREET	777 So. Park Street	Carrolton	GA	30117
4275	4275 CITIZEN SQUARE	26 Citizens Square	Dallas	GA	30157
4278	4278 DOYLE STREET	303 E. Doyle Street	Toccoa	GA	30577
4279	4279-HAPEVILLE	600 S. Central Avenue	Hapeville	GA	30354
4280	4280-LEE STREET	15 Lee St.	Jefferson	GA	30549
5301	5301 - Decatur (BS)-Mn Bldng	163 Clairmont Avenue	Decatur	GA	30030
2919	3919 - Decatur Sq Offc	101 W. Ponce De Leon Ave.	Decatur	GA	30030
147	0147 - Crossroad Faclty	301 South 25th Street	Fort Dodge	IA	50501
4231	4231-NORTH HOWARD	114 N Howard	Indianola	IA	50125
4235	4235-EAST ALTON	347 W. Main Street	East Alton	IL	62024
4502	4502 - Peoria Main	301 W. Adams Avenue	Peoria	IL	61602
5098	5098 Bank of America	231 S. La Salle Street	Chicago	IL	60604
71014	Lockport	1103 E 9th Street	Lockport	IL	60441
922	922 - Hinsdale	21 West 2nd Street	Hinsdale	IL	60521
4233	4233-BELLEVILLE	222 East Main Street	Belleville	IL	62220
4237	4237-KICKAPOO STREET	303 S. Kickapoo Street	Lincoln	IL	62656
32

4241	4241-SPARTA	114 West Broadway	Sparta	IL	62286
4242	4242-WOOD RIVER AVENUE	118 Wood River Avenue	Wood River	IL	62095
4283	4283-EAST ST LOUIS STRE	112 East St. Louis St.	Nashville	IL	62263
4284	4284 ROBINSON	300 W. Main Street	Robinson	IL	62454
4285	4285-SESSER	201 South Park	Sesser	IL	62884
4413	4413-LAKE STREET	540 Lake Street	Addison	IL	60101
4509	4509 - LaPorte Main	800 Lincoln Way	LaPorte	IN	46350
4572	4572 - 25th Street	3805 25th Street	Columbus	IN	47203
4573	4573 - Brentwood	2751 Brentwood Drive	Columbus	IN	47203
4574	4574 - Tipton	1117 E. Tipton Street	Seymour	IN	47274
4575	4575 - 2nd Street	222 W. 2nd Street	Seymour	IN	47274
5099	5099 Mission Facility	9500 Mission Road	Overland Park	KS	66206
5100	5100 Penn Street Faclty	501 N. Penn Street	Independence	KS	67301
4505	4505 - London Central	400 South Main	London	KY	40741
4289	4289-BELLE CHASSE HIGHWA	8018 Belle Chasse Highway	Belle Chasse	LA	70037
4290	4290 LUTCHER	1980 W. Main St.	Lutcher	LA	70071
215	0915 - Barnstable	145 Barnstable Road	Barnstable	MA	02601
5312	5312 - Exchange Street	200 Exchange St	Malden	MA	02148
5313	5313 - Waltham Mn (1 and 2)	1025-1075 Main (blds I & II)	Waltham	MA	02451
71015	Columbia Road	568-572 Columbia Road	Dorchester	MA	02125
71016	East Boston Square	26 Central Square	East Boston	MA	02128
71017	Massachusetts Avenue	1420 Massachusetts Avenue	Arllington Heights	MA	02476
71018	Rogers Road	147 Main Street + 52 Rogers Road Parking	Gloucester	MA	01930
71019	Union Square - Somerville	40 Union Square	Somerville	MA	02143
3348	3348 - Pikesvill Brnch	1515 Reisterstown Rd	Baltimore	MD	21208
5101	5101 Annapolis Church	10 Church Circle	Annapolis	MD	21402
5102	5102 Highlandtown - BAL	3415-3417 Eastern Avenue	Baltimore	MD	21224
5317	5317 - Wheaton - Main Building	2601 University Boulevard	Wheaton	MD	20902
5319	5319 - Court St.	178 Court St	Auburn	ME	04210
5320	5320 - Gannett Dr.	65 Gannett Dr	South Portland	ME	04106
4506	4506 - Arcadia	245 N. Rose Street	Kalamazoo	MI	49007
71020	18 Mile Road	2225 18 Mile Road	Sterling Height	MI	48314
71021	Allen Road - Southgate	11275 Allen Road	Southgate	MI	48195
71022	Ford Road Heights	25350 Ford Road	Dearborn Heights	MI	48127
71023	Grand River	2150 Grand River	Detroit	MI	48219
71024	Greater Mack	21800 Greater Mack	St. Clair Shores	MI	48080
71025	Grosse Pointe Woods	19307 Mack Avenue	Grosse Pointe Woods	MI	48236
71026	Hoover Road	26681 Hoover Road	Warren	MI	48089
71027	Joy Road	10641 Joy Road	Detroit	MI	48204
71028	Main St - Belleville	105 Main Street	Belleville	MI	48111
71029	North Adams	44 North Adams	Rochester	MI	48309
71030	Plymouth Rd - Detroit	20222 Plymouth Road	Detroit	MI	48228
71031	Roseville	26000 Gratiot Avenue	Roseville	MI	48066
71032	Schoenherr	28455 Schoenherr	Warren	MI	48088
71033	West Fort Street	14600 W Fort Street	Southgate	MI	48195
71034	West Maple	2500 W Maple	Bloomfield Hills	MI	48301
71035	Woodward - Ferndale	23011 Woodward Avenue	Ferndale	MI	48220
4507	4507 - Executive Drive	5829 Executive Drive	Lansing	MI	48911
5103	5103-Columbia Faclty-Mn Bldng	800 Cherry Street	Columbia	MO	65201
5104	5104 Concord Village	5353 S. Lindbergh Blvd.	St. Louis	MO	63126
5105	5105-Downtown Faclty-Mn Bldng	210 W. 8th Street	Rolla	MO	65401
5106	5106 Florissant Facilty	880 Rue Saint Francois	Florissant	MO	63031
5107	5107 Hampton-Main	4301 Hampton Avenue	St. Louis	MO	63109
5108	5108 Independence Squar	129 W. Lexington Avenue	Independence	MO	64050
5109	5109-Lexington Faclty-Mn Bldng	1016 Main Street	Lexington	MO	64607
5110	5110 Mexico Facility	222 S. Jefferson Street	Mexico	MO	65265
5111	5111 Oak Trafficway	8320 N. Oak Trafficway	N. Kansas City	MO	64118
5112	5112-Richland Faclty-Mn Bldng	112 McClurg Street	Richland	MO	65556
5113	5113 South Glenstone-Mn Bldng	2940 S. Glenstone Avenue	Springfield	MO	65804
5114	5114 West Sunshine-Mn Bldng	710 W. Sunshine Street	Springfield	MO	65807
5171	5171 BOA Plaza Sub-Lease	800 Market Street	St. Louis	MO
5321	5321-Ballwin Facility-Mn Bldng	15115 Manchester	Ballwin	MO	63011
5322	5322-Belton Facility-Mn Bldng	1818 E. North Ave	Belton	MO	64012
5324	5324-Forsyth Facility-Mn Bldng	Hwy 160 and Main	Forsyth	MO	65653
5326	5326-I-70 & Noland-Mn Bldng	4141 Lynn Ct. Drive	Independence	MO	64055
5327	5327 - Kansas City Ops Cntr	2001 NE 46th Street	Kansas City	MO	64116
5328	5328-Metropolitan-Mn Bldng	8550 Holmes Rd	Kansas City	MO	64131
40	0040 - Aurora Main	201 Masidon	Aurora	MO	65605
3681	3681 - Gulfport Hwy 49	11464 Highway 49	Gulfport	MS	39503
4252	4252-CLARKSDALE	211 East Second	Clarksdale	MS	38614
4298	4298-MOUNT OLIVE	515 Main Street	Mount Olive	MS	39119
352	352 - Banner Elk	1667 NC Highway 184	Banner Elk	NC	28779
900	Independence - Main Bld - 0104	101 Independence Center	Charlotte	NC	28246
917	302A - Hickory Parking Lot	2nd Street Place NE	Hickory	NC	28601
924	924 - Village Circle	200 Meadowmont Village Circle	Chapel Hill	NC	27517
925	925 - Barbee Chapel Road	112 West Barbee Chapel Road	Chapel Hill	NC	27517
2906	3906 - East Independnc	11201 E. Independence Blvd.	Matthews	NC	28105
2914	3914 - Chapel Hill	100 E. Franklin Street	Chapel Hill	NC	27514
3016	3016 -Ballantyne	14925 John J. Delaney Drive	Charlotte	NC	28277
3017	3017 -Cary Preston	999 High House Road	Cary	NC	27513
3018	3018 -Clemmons	3645 Clemmons Road	Clemmons	NC	27012
3031	3031 -Wakefield FC	14400 New Falls of Neuse Blvd	Raleigh	NC	27511
3032	3032 -Westinghouse	741 Westinghouse Blvd	Charlotte	NC	28273
33

3178	3178 - ASHLEY VILLAGE	7210 Tryon Rd.	Cary	NC	27511
3182	3182 - GARNER OFFICE	1145 Hwy 70 W.	Garner	NC	27529
3185	3185 - STONEHENGE OFFICE	7541 Creedmoor Rd.	Raleigh	NC	27613
3186	3186 - UNIVERSITY PLACE OFFICE	8700 University Exec. Pk Dr	Charlotte	NC	28262
3188	3188 - WEST MARKET STREET	4636 W. Market Street	Greensboro	NC	27407
3351	3351 - Burlington	500 S Main St	Burlington	NC	27215
3353	3353 - Goldsboro	301 East Ash Street	Goldsboro	NC	27530
3354	3354 - Greenville Sals	1451 Thomas Langston Rd	Winterville	NC	28590
3356	3356 - Market Street	201 East Market St	Smithfield	NC	27577
3357	3357 - Mortgage Center	1100 Corporate Center Dr	Raleigh	NC	27607
3362	3362 - West End Center	809 West 4 1/2 St	Winston-Salem	NC	27101
3365	3365 - Winston Salem	401 Linden St	Winston-Salem	NC	27101
3441	3441 - West End Ctr	801 W. 4th Street	Winston Salem	NC	27101
4057	4057B - Clemmons	2565 Lewisville-Clemmons Rd.	Clemmons	NC	27012
4069	4069B - King Main	701 S. Main St.	King	NC	27021
4072	4072B - Marion Main	129 N. Main Street	Marion	NC	28752
4073	4073D - Morganton Main	300 North Green Street	Morganton	NC	28655
4075	4075C - Oakwoods	418-420 Bushy Mountain Rd.	N. Wilkesboro	NC	28697
4078	4078B - Roxboro Main	515 North Madison Blvd.	Roxboro	NC	27573
4079	4079B - Russ Avenue	339 Russ Avenue	Waynesville	NC	28786
4080	4080B - Sardis Road	1607 N. Sardis Road Extension	Charlotte	NC	28270
4083	4083B - Valdese Main	101 Main Street	Valdese	NC	28690
4084	4084B - Viewmont	1453 Second Street NW	Hickory	NC	28601
4086	4086B - Wilkesboro Main	210 West Main Street	Wilkesboro	NC	28697
4101	4101A-Albemarle Rd	6425 Albemarle Road	Charlotte	NC	28212
4103	4103A-Beatties Ford Rd	2249 Beatties Ford Road	Charlotte	NC	28216
4104	4104A-Belhaven Blvd	4801 Brookshire Blvd	Charlotte	NC	28216
4105	4105D-Black Mountn-ACU	116 Montreat Road	Black Mountain	NC	28711
4106	4106A-Boger City	2614 E. Main Street	Lincolnton	NC	28092
4107	4107-Boone Main Office	709 Blowing Rock Road	Boone	NC	28607
4109	4109A-Burgaw Main Offc	104 E. Fremont Street	Burgaw	NC	28425
4110	4110A-Burlington Mn Of	245 W. Davies Street	Burlington	NC	27215
4111	4111D-Calabash/Subleas	Route 7, Highway 79 South	Calabash	NC	28407
4112	4112A-Cameron Village	321 Oberlin Road	Raleigh	NC	27605
4113	4113A-Candler	1189 Smokey Park Highway	Candler	NC	28715
4114	4114A-Carmel Commons	6611 Carmel Road	Charlotte	NC	28216
4115	4115A-Carolina Beach	123 Harper Avenue	Carolina Beach	NC	28428
4116	4116A-Cary Village	801 E. Maynard Road	Cary	NC	27511
4117	4117A-Cherryville	403 E. Main Street	Cherryville	NC	28021
4120	4120A-Columbus	211 E. Mill Street	Columbus	NC	28722
4121	4121A-Cornelius	20005 NC Highway 73 West	Cornelius	NC	28031
4122	4122A-Cumberland	5581 Cumberland Road	Fayetteville	NC	28306
4123	4123A-Dallas	202 W. Trade Street	Dallas	NC	28034
4124	4124A-Denver	3768 N. Highway 16	Denver	NC	28037
4125	4125A-Dixie Village	2401 W. Franklin Blvd.	Gastonia	NC	28052
4126	4126D-Draper(Abandond)	151 N. Fieldcrest Road	Eden	NC	27288
4127	4127D-Dunn Main Office	100 E. Cumberland	Dunn	NC	10900
4130	4130A-Eden Main Office	213 W. Kings Highway	Eden	NC	27288
4131	4131A-Elizabethtown Mn	201 W. Broad Street	Elizabethtown	NC	28337
4132	4132D-Fairplains/Aban	Waugh Street & Sparta Road	N Wilkesboro	NC	28659
4133	4133A-Farmville	200 S. Main Street	Farmville	NC	27828
4134	4134A-Fayettevll Dwntn	324 Mason Street	Fayetteville	NC	28301
4135	4135A-Garner	547 Benson Road	Garner	NC	27529
4136	4136A-Gastonia Mn Off	355 S. New Hope Road	Gastonia	NC	28054
4138	4138A-Guilford College	700 College Road	Greensboro	NC	27410
4139	4139D-Havelock-Abandnd	207 W. Main Street	Havelock	NC	28532
4141	4141A-Hendersn MO Relc	826 S. Garnett Street	Henderson	NC	27536
4142	4142A-Hillsborough	113 N. Churton Street	Hillsborough	NC	27278
4143	4143A-Hilltop Plaza	901 E. Roosevelt Blvd	Monroe	NC	28112
4145	4145A-Hospital-Grnvill	2000 Stantonsburg Road	Greenville	NC	27834
4147	4147A-Kenansville	104 Limestone Road	Kenansville	NC	28349
4148	4148A-Kinston Mn Offic	1900 W. Vernon Avenue	Kinston	NC	28501
4149	4149A-Landfall	1325 Military Cut-Off-Road	Wilmington	NC	28405
4150	4150C-Lincolnton Mn Of	100 E. Main Street	Lincolnton	NC	28092
4152	4152A-Marion Main Offc	100 N. Main Street	Marion	NC	28752
4153	4153B-Market Street	619 Market Street	Wilmington	NC	28401
4155	4155A-Mooresville Main	314 N. Main Street	Mooresville	NC	28115
4156	4156A-Mt Olive Mn Off	211 N. Chestnut Street	Mount Olive	NC	28365
4157	4157A-Myers Park	751 Providence Road	Charlotte	NC	28207
4158	4158A-North Asheville	892 Merrimon Avenue	Asheville	NC	28804
4159	4159A-North Blvd-Ralgh	5005 Capital Blvd	Raleigh	NC	27615
4160	4160A-North Durham	3807 N. Duke Street	Durham	NC	27712
4161	4161A-North Henderson	1405 N. Garnett Street	Henderson	NC	27536
4163	4163D-North Mn ST-ACU	100 E. Hope Lodge Street	Tarboro	NC	27886
4164	4164A-North Raleigh	6300 Falls of Neuse Road	Raleigh	NC	27615
4165	4165A-Northeast	3401 The PLaza	Charlotte	NC	28205
4166	4166A-Northwood	201 E. Paris Avenue	High Point	NC	27265
4167	4167A-Park Road	4535 Park Road	Charlotte	NC	28209
4168	4168A-Pavilions	698 Hanes Mall Blvd	Winston-Salem	NC	27103
4169	4169A-Pinehurst	5 Villiage Green West	Pinehurst	NC	28374
4170	4170A-Pleasant Garden	4615 Pleasant Garden Road	Pleasant Garden	NC	27313
4171	4171A-Reidsville Mn Of	507 S. Main Street	Reidsville	NC	27320
4172	4172A-Reynolda	2899 Reynolda Road	Winston-Salem	NC	27106
34

4173	4173D-Richlands/Sublse	8800 Richlands Highway	Richlands	NC	28574
4174	4174A-Salisbury Mn Off	500 W. Innes Street	Salisbury	NC	28144
4175	4175A-Salisbury West	200 Statesville Blvd.	Salisbury	NC	28144
4176	4176A-Sardis Village	9700 Old Monroe Road	Charlotte	NC	28270
4177	4177A-Signal Hill	1616 E. Broad Street	Statesville	NC	28625
4178	4178A-Six Forks	8820 Six Forks Road	Raleigh	NC	27615
4179	4179A-South Elm	1500 S. Elm Street	Greensboro	NC	27406
4180	4180A-S Park Greenvill	317 E. Greenville Blvd.	Greenville	NC	27858
4181	4181A-South Square	3200 Shannon Road	Durham	NC	27707
4182	4182A-S Pines Mn Offic	100 W. Morganton Road	Southern Piens	NC	28337
4183	4183A-Southwinds	Southwinds Shopping Center	Spring Lake	NC	28390
4184	4184A-Southwood Square	115 W. Fairfield Road	High Point	NC	27263
4185	4185A-Spruce Pine Main	337 Oak Avenue	Spruce Pine	NC	28777
4186	4186A-Statesville Mn O	113 W. Broad Street	Statesville	NC	28677
4187	4187A-Swansboro	620 W. Corbett Avenue	Swansboro	NC	28584
4188	4188D-Tarboro Mn Ofc.	325 Main Street	Tarboro	NC	27886
4189	4189A-Troutman	539 N. Main Street	Troutman	NC	28166
4190	4190A-Tryon Main Offic	201 Pacolet Street	Tryon	NC	28782
4191	4191A-Twin Rivers	3131 Martin Luther Kng Jr. Bl	New Bern	NC	28562
4192	4192A-Union Road	2950 Union Road	Gastonia	NC	28054
4194	4194A-University	502 S. College Road	Wilmington	NC	28403
4195	4195A-Village Drive	2901 Villiage Drive	Fayetteville	NC	28305
4196	4196D-Washington Cornr	1328 John Small Avenue	Washington	NC	27889
5116	5116 525 N Tryon-Odell	525 N. Tryon Street	Charlotte	NC	28202
5331	5331 - Gateway Center - Chr	901 W. Trade Street	Charlotte	NC	28202
916	230 - Midland	4411 North Carolina Hwy27	Midland	NC	28107
2100	2100 - Apex Charlotte	801 East Williams Street	Apex	NC	27502
2102	2102 - Graham	220 South Main Street	Graham	NC	27253
2103	2103 - Havelock	1303 East Main Street	Havelock	NC	28532
2104	2104 - Morehead City	4408 Arendell Street	Morehead City	NC	28557
2105	2105 - New Bern	375 South Front Street	New Bern	NC	28560
2106	2106 - Plymouth	102 West Main Street	Plymouth	NC	27962
2107	2107 - Wilson	223 West Nash Blvd	Wilson	NC	27893
2108	2108A - Wilson (Wooten)	2501 Wooten Blvd	Wilson	NC	27893
2110	2108B - Wilson (Horton)	2412 Horton Blvd	Wilson	NC	27893
2929	2929 - Albermarle Road	6011 Albermarle Road	Charlotte	NC	28212
3022	3022 -Hickory View	1625 North Center Street	Hickory	NC	28601
3024	3024 -Cornelius	20301 W. Catawba Avenue	Cornelius	NC	28031
3028	3028 -North Cross	16649 Statesville Road	Huntersville	NC	28078
3033	3033 -Wilmington	1313 Military Cutoff Road	Wilmington	NC	28405
3081	3081 - Cotswold Branch	225 sharon Amity Road	Charlotte	NC	28211
3179	3179 - BATTLEGROUND OFFICE	3314 Battleground Ave.	Greensboro	NC	27410
3187	3187 - WENDOVER PLACE	5402 Sapp Road	Greensboro	NC	27409
3285	3285 - Walnut Maynard	712 SE Maynard Road	Cary	NC	27511
3349	3349 - Asheville Main	1 Haywood St	Asheville	NC	28801
3358	3358 - Thomasville	804 Randoloh St	Thomasville	NC	27360
4035	4035C - Newnan Main	30 Greenville Street	Newnan	NC	30263
4049	4049C - Advance Main	Hwy. 801 & Hwy 158	Advance	NC	27006
4052	4052C - Blowing Rock Mn	983 North Main Street	Blowing Rock	NC	28605
4053	4053C - Brevard Main	73 West Main Street	Brevard	NC	28712
4055	4055D - Canton Main	101 Main Street	Canton	NC	28716
4056	4056C - China Grove	125 North Main Street	China Grove	NC	28023
4058	4058C - Conover Main	106 First Ave. South	Conover	NC	28613
4059	4059C - Derita	2610 W. sugar Creek Rd.	Charlotte	NC	28262
4060	4060C - Fayetteville Mn	200 Green &Bow Streets	Fayetteville	NC	28301
4061	4061C - Forest City Mn	408in Street	Forest City	NC	28043
4062	4062D - Goldsboro Main	203 North William Street	Goldsboro	NC	27530
4064	4064C - Harrisburg	108 Highway 49 North	Harrisburg	NC	28075
4065	4065F - High Point Road	3608 High Point Road	Greensboro	NC	27407
4066	4066C - Jackson Park	704 North Cannon Blvd.	Kannapolis	NC	28083
4067	4067D - Jefferson Main	230 E. Main Street	Jefferson	NC	28640
4068	4068C - Kildaire Farms	1122 Kildaire Farms Road	Cary	NC	27511
4070	4070F - Knightdale	7519 US Highway 64 E	Knightdale	NC	27545
4071	4071C - Lexington Main	100 S. State Street	Lexington	NC	27292
4074	4074C - Newton Main	102 S. Main Ave.	Newton	NC	28658
4076	4076D - Rockingham Main	202 East Washington Street	Rockingham	NC	28379
4077	4077C - Rocky Mount Mn	112 North Church Street	Rocky Mount	NC	27804
4085	4085D - W. Jefferson Mn	402 S. Jefferson Avenue	W. Jefferson	NC	28694
4102	4102B-Asheville Mn Off	68 Patton Avenue	Asheville	NC	28801
4119	4119A-College Street	162 College Street	Asheville	NC	28801
4128	4128B-East End	1908 E. Greenville Blvd.	Greenville	NC	27858
4137	4137B-Greenville Mn Of	201 W. First Street	Greenville	NC	27858
4154	4154A-Mint Hill	8008 Blair Road	Charlotte	NC	28227
5334	5334 - Nashua Main	143-157 Main St	Nashua	NH	03060
5335	5335 - Portsmouth Pleasant	3 Pleasant St	Portsmouth	NH	03801
71036	Barrington	Jct Rt 9 & 125	Barrington	NH	03825
71037	Coliseum Avenue	33 Coliseum Avenue	Nashua	NH	03063
71038	One Constitution Way	One Constitution Way	Somersworth	NH	03878
231	231 - Upper Montclair Drive Up	529 Valley Road	Upper Montclair	NJ	07043
514	0014 - Brkly Hghts	555 Springfield Ave.	Berkeley Height	NJ	07922
525	0025 - Edisn Twnshp	1746 Oak Tree Rd	Edison Twp.	NJ	08820
531	0031 - Hamilton Sq	3659 Nottingham Way	Hamilton Square	NJ	08690
533	0033 - Highland Prk	104 Raritan Rd.	Highland Park	NJ	08904
35

536	0036 - Kenilworth	470 Boulevard	Kenilworth	NJ	07033
548	0048 - Millburn	52 Millburn Ave	Millburn	NJ	07041
563	0063 - Scotch Plns	1922 Westfield Ave.	Scotch Plains	NJ	07076
569	0069 - S. Plainfld	2426 Plainfield Ave.	South Plainfiel	NJ	07080
607	0007 - Milltown	270 Ryders Ln	Milltown	NJ	08850
622	0022 - East Brunswick	Loehmann's Plaza, Rte 18	East Brunswick	NJ	08816
623	0023 - Concordia	Concordia Shopping Ctr	Monroe	NJ	08831
914	Schwab - Harborside	Harborside Financial Center	Jersey City	NJ	07311
2932	2932 - Livingston	39 East Mount Pleasant Ave	Livingston	NJ	07039
3368	3368 - Haddon Township	600 W Cuthbert Boulevard	Hadden Twnship	NJ	08108
3370	3370 - Main Strt Offic	40 Main St	Toms River	NJ	08753
3371	3371 - Morristown Offc	21 South St	Morristown	NJ	07960
3372	3372 - NBOC Operations	100/300 Fidelity Plaza	North Brunswick	NJ	08905
3376	3376 - Red Bank Mn Off	303 Broad St	Red Bank	NJ	07701
3380	3380 - Trenton-Brnswck	891 Brunswick Ave	Trenton	NJ	08638
3443	3443 - NBOC Op Center	100/300 Fidelity Plaza	North Brunswick	NJ	08905
3613	3613 - Haddonfield- Kings	17 Kings Highway West	Haddonfield	NJ	08033
5336	5336 - Arthur St.	639 Rte 18 & Arthur St	East Brunswick	NJ	08816
5337	5337 - Beechwood Rd	40 Beechwood Rd	Summit	NJ	07901
5338	5338 - Bellevue Ave.	209-215 Bellevue Ave	Hammonton	NJ	08037
5340	5340 - Bergenline Ave	3109 Bergenline Ave	Union City	NJ	07087
5342	5342 - Bridgewater	1125 Rte 22 West	Bridgewater	NJ	08807
5348	5348-E Ridgewood Ave-Mn Bldng	54 East Ridgewood Ave	Ridgewood	NJ	07450
5355	5355 - Lakewood Rte 70	395 N/S Rte 70	Lakewood	NJ	08701
5356	5356 - Maplewood Ave	161 Maplewood Ave	Maplewood	NJ	07040
5358	5358 - Pennsauken	4900 Rte 70	Pennsauken	NJ	08109
5361	5361 - South Orange Ave	8 South Orange Ave.	South Orange	NJ	07079
5362	5362 - Springfield Ave	367 Springfield Ave.	Summit	NJ	07901
5365	5365 - Wood Ave	601,607-609 N Wood Ave.	Linden	NJ	07036
154	154 - Sea Bright	1096 Ocean Avenue	Sea Bright	NJ	07760
157	157 - Woodbury	22 N. Broad St	Woodbury	NJ	08096
515	0015 - Cherry Hill	1402 Brace Road	Cherry Hill	NJ	08034
534	0034 - Hightstown	140 Mercer St.	Hightstown	NJ	08520
535	0035 - Kendall Park	3534 State Rt. 27	Kendall Park	NJ	08824
541	0041 - Lawrencevill	2673 Main St.	Lawrenceville	NJ	08648
543	0043 - Linden	501 North Wood	Linden	NJ	07036
545	0045 - Manasquan	240 Parker Ave (Rt 71)	Manasquan	NJ	08736
552	0052 - N. Plainfld	28 Craig Place	North Plainfiel	NJ	07060
559	0059 - Point Plsant	2201 Bridge Ave.	Point Pleasant	NJ	08742
562	0062 - Runnemede	810 E. Clements Bridge	Runnemede	NJ	08078
567	0067 - Somerdale	2 S. White Horse Pike	Somerdale	NJ	08083
571	0071 - Spring Lake	2401 State Rt 71	Spring Lake	NJ	07762
573	0073 - Sunnyside	236 W. St. George Ave	Linden	NJ	07036
1203	0203 - Collingswood	1040 Haddon Ave	Collingswood	NJ	08108
1213	0213 - Pennington	1 North Main Street	Pennington	NJ	08534
3061	3061 -Stuyvesnt Vil	1097 Stuyvesant Avenue	Irvington	NJ	07111
3108	3108 - Landing	118 lakeside Blvd	Landing	NJ	07850
3642	3642 - Lake Hiawatha	66 N. Beverwyck Road	Lake Hiawatha	NJ	07034
610	0010 - Howell	4074 US Highway 9	Howell	NJ	07731
611	0011 - Whiting	200 Lacey Rd	Whiting	NJ	08759
5117	5117 Albuquerque Op Ctr	725 6th Street N.W.	Albuquerque	NM	87102
5366	5366-Amador (Cruces)-Mn Bldng	250 W. Amador	Las Cruces	NM	88005
5368	5368-Santa Fe-Mtr Bnk-Mn Bldng	1235 St. Michael's Drive	Santa Fe	NM	87505
1072	0072 - Meadowd Midrs	5905 South Virginia Street	Reno	NV	89502
2325	2925 - Las Vegas-Sahar	9325 W. Sahara Avenue	Las Vegas	NV	89117
5476	5476 - Las Veg Ops Ctr	4101 E. Charleston Blvd	Las Vegas	NV	89104
5373	5373 - Broadway	575 Broadway	Albany	NY	12207
5378	5378 - Genesee St	120 Genesee St.	Auburn	NY	13021
5380	5380 - Hempstead Tpke	2310 Hempstead Tpke.	East Meadow	NY	11554
5381	5381 - Jamaica	91-16 168 Street	Jamaica	NY	11432
5383	5383 - Levittown	3161 Hempstead Tpke.	Levittown	NY	11756
5387	5387 - Merrick Ave	15 Merrick Ave	Merrick	NY	11566
5388	5388 - Middle Neck Rd	10 Middle Neck Rd.	Great Neck	NY	11021
5391	5391 - Park Avenue	3330 Park Ave.	Wantagh	NY	11793
5394	5394 - State St	69 State St.	Albany	NY	12207
5395	5395 - Transit Rd	2970 Transit Rd.	West Seneca	NY	14224
5396	5396 - Wantagh	15 Hempstead Gardens Dr.	West Hempstead	NY	11552
71039	Endicott	18-20 Washington Avenue	Endicott	NY	13760
71040	Genesee - Utica	264-266 Genesee Street and	Utica	NY	13502
71041	Glens Falls	37 Bay Street	Glens Falls	NY	12801
71042	Main St - Beacon	364 Main Street	Beacon	NY	12508
71043	Meadow Avenue	Union and Meadow Avenues	Newburgh	NY	12550
71044	Montcalm Street	117Montcalm Street	Ticonderoga	NY	12883
2505	2505 - 4008 St. Clr Ave	4008 St. Clair Avenue	Cleveland	OH	44103
2519	2519 - Madisonville	5727 Madisonville	Cincinnati	OH	45227
71045	Chagrin Falls	4 E Washington Street	Chagrin Falls	OH	44022
71046	Dover Center Road	411 Dover Center Road	Bay Village	OH	44140
71047	East Street - Euclid	365 E 200 Street	Euclid	OH	44119
71048	Fairview Park	22591 Lorain Road	Fairview Park	OH	44126
71049	Girard	35 S State Street	Girard	OH	44420
71050	Lake Shore Blvd	23300 Lake Shore Boulevard	Euclid	OH	44123
71051	Lorain Road	25290 Lorain Road	North Olmsted	OH	44070
71052	Mentor Avenue	8715 Mentor Avenue	mentor	OH	44060
36

71053	Navarre Avenue	3024 Navarre Avenue	Oregon	OH	43616
71054	Richmond Heights	690 Richmond Road	Richmond Heights	OH	44143
71055	Toledo Main	602 Main Street	Toleda	OH	43605
71056	University Heights	2175 Warrensville Center	University Heights	OH	44118
71057	Westlake	1299 Columbia Road	Westlake	OH	44145
903	2534 - Bethel Ohio	200 West Plane Street	Bethel	OH	45106
2503	2503 - 328 Main Street	328 Main Street	Conneaut	OH	44030
2504	2504 - 680 Broadway	680 Broadway	Bedford	OH	44146
2506	2506 - 4175 Pearl Road	4175 Pearl Road	Cleveland	OH	44109
2507	2507 - 5703 Broadway	5703 Broadway	Cleveland	OH	44127
2508	2508 - 5900 St. Clr Ave	5900 St. Clair Avenue	Cleveland	OH	44103
2509	2509 - 14444 Pearl Rd	14444 Pearl Road	Strongville	OH	44136
2510	2510 - 22481 Lakeshore	22481 Lakeshore Boulevard	Euclid	OH	44123
2511	2511 - 26410 Lakeshore	26410 Lakeshore Boulevard	Euclid	OH	44132
2512	2512 - Ashtabula	4366 Main Avenue	Ashtabula	OH	44004
2513	2513 - Beachwood	24600 Chagrin Boulevard	Beachwood	OH	44122
2514	2514 - Berea	118 Front Street	Berea	OH	44017
2515	2515 - Chagrin Blvd	30200 Chagrin Boulevard	Pepper Pike	OH	44124
2517	2517 - Euclid Avenue	14501 Euclid Avenue	Cleveland	OH	44112
2518	2518 - Hamilton Avenue	10963 Hamilton Avenue	Springfield Twp	OH	43211
2520	2520 - Mentor Avenue	9572 Mentor Avenue	Mentor	OH	44060
2521	2521 - Milford	301 Main Street	Milford	OH	45150
2522	2522 - Plaza Blvd	7850 Plaza Boulevard	Mentor	OH	44060
2523	2523 - Public Square	119 Public Square	Medina	OH	44256
2524	2524 - Reading Road	Reading Road	Mason	OH	45040
2525	2525 - Reding Road	7825 Reading Road	Cincinnati	OH	45237
2526	2526 - Rock Creek	3273 Main Street	Rock Creek	OH	44078
2527	2527 - South Broadway	21 South Broadway	Geneva	OH	44041
2528	2528 - South Water Strt	408 South Water Street	Kent	OH	44240
2529	2529 - Turney Road	5007 Turney Road	Garfield Height	OH	44125
2530	2530 - Warrensville Ctr	3370 Warrensville Center Road	Shaker Heights	OH	44122
2531	2531 - West 117th	3370 W. 117th	Cleveland	OH	44111
2532	2532 - West Jefferson	36 West Jefferson Street	Jefferson	OH	44047
2533	2533 - Woodland Avenue	4100 Woodland Avenue	Cleveland	OH	44104
4429	4429-PEARL ROAD	4221 Pearl Road	Cleveland	OH	44133
4430	4430 - St. Clair Avenue	6235 St. Clair Avenue	Cleveland	OH	44103
4431	4431-TUSCARAWAS STREET	400 Tuscarawas Street	Canton	OH	44702
5121	5121 Admiral - Main Building	5950 E. Admiral Place	Tulsa	OK	74115
5122	5122 Muskogee Main	230 W. Broadway	Muskogee	OK	74401
5398	5398 - 31st Street-Mn Bldng	10802 E. 31st St.	Tulsa	OK	74146
5400	5400 - Broken Arrow-Mn Bldng	1800 South Elm Place	Broken Arrow	OK	74012
5401	5401 - Catoosa - Main Building	1801 North Hwy. 66	Catoosa	OK	74015
5405	5405 - Grants Pass-Mn Bldng	735 S.E. 6th St.	Grants Pass	OR	97526
5406	5406 - Gresham - Main Building	200 East Powell Blvd.	Gresham	OR	97030
5407	5407 - Parkrose-Mn Bldng	10120 N.E. Sandy Blvd.	Portland	OR	97220
5474	5474 - Redmond - Main Building	552 S 6th St	Redmond	OR	97756
218	0918 - Paoli	12 Chestnut Street	Paoli	PA	19301
526	0026 - Emmaus	235 Main St.	Emmaus	PA	18049
527	0027 - Feasterville	40 E. Street Rd.	Feasterville	PA	19053
576	0076 - Warminster	473 York Road	Warminster	PA	18974
601	0001 - Ardmore	225 W. Lancaster Ave.	Ardmore	PA	19003
609	0009 - Fairgrounds	17th and Chew Streets	Allentown	PA	18102
612	0012 - West Goshen	1115 West Chester Pike	West Chester	PA	19382
616	0016 - Mountainville	Lexington and S. 4th Street	Allentown	PA	18103
618	0018 - Fort Washington	101 Fort Washington Ave.	Fort Washington	PA	19034
620	0020 - Reading Airport	Route 183 and Macarthur	Reading Airport	PA	19605
625	0025 - Thorndale	3719 E. Lincoln Highway	Thorndale	PA	19372
630	0030 - Devon	144 E. Lancaster Ave.	Devon	PA	19333
631	0031 - Wind Gap	1430 Jacobsburg Road	Wind Gap	PA	18091
700	Jenkins Court - Tower	610 Old York Road	Jenkintown	PA	19046
801	801 Market Associates	801 Market Street	Philadelphia	PA	19107
3391	3391 - Lancaster Squar	100 North Queen Street	Lancaster	PA	17603
3393	3393 - Media Office	217 W Baltimore Pike	Media	PA	19063
3401	3401 - Plaza	101 N Independence Mall East	Philadelphia	PA	19106
3405	3405 - West Chestr Off	17 N. High Street	West Chester	PA	19380
3408	3408 - York Square	12 E Market St	York	PA	17401
5408	5408 - Blair Mill Rd	550 Blair Mill Rd.	Horsham	PA	19044
5409	5409 - Bustleton Ave	9501 Bustleton Ave.	Philadelphia	PA	19115
71058	Burgettstown	20 Main Street	Burgettstown	PA	15021
71059	Zelienople	100 W. Main Street	Zelienople	PA	16063
105	0105 - Southampton	736 Street Road	Southampton	PA	18966
509	0009 - Abington	1020 Old York Road	Abington	PA	19001
512	0012 - Avondale	102 Pennsylvania Ave.	Avondale	PA	19311
519	0019 - Campbelltown	119 W. Main St.	Cambelltown	PA	17010
537	0037 - Kennett Sqre	313 Cypress Street	Kennett Square	PA	19348
549	0049 - Moosic	4010 Birney Ave.	Moosic	PA	18507
551	0051 - North End	930 N. Charlotte St.	Pottstown	PA	19464
556	0056 - Phoenixville	124 Main St.	Phoenixville	PA	19460
720	Chester Court Realty, LP	50 West Market Street	West Chester	PA	19382
1201	0201 - Boyertown	Rt 100 North	Boyertown	PA	19512
1216	0216 - Rhawnhurst	8200 Castor Avenue	Philadelphia	PA	19152
1236	0236 - Bensalem	1975 Street Road	Bensalem	PA	19020
3086	3086 - West Manchester	1477 Carlisle Road	York	PA	17404

37

3385	3385 - Bristol Office	244 Radcliffe St	Bristol	PA	19007
3389	3389 - Independnc Hall	601 Chestnut St	Philadelphia	PA	19106
3392	3392 - Lebanon	801 Cumberland St	Lebanon	PA	17042
3647	3647 - Hometown	226 Claremont	Tamaqua	PA	18252
918	0240 - One Citizens Plaza	1 Citizens Plaza	Providence	RI	02930
5413	5413 - Dupont Dr	125 Dupont Dr.	Providence	RI	02907
5415	5415 - Post Rd	6725 Post Rd.	North Kingstown	RI	02852
71060	Portsmouth East Main	3033 East main Road	Portsmouth	RI	02871
140	0140 - Simpsonville Mn	116 NE Main Street	Simpsonville	SC	29481
2924	3924 - Greenville Main	201 W. McBee Street	Greenville	SC	29601
3038	3038 -Indigo Run	2 Lafayette Place	Hilton Head	SC	29928
3039	3039 -Sea Pines Mn	4 Pope Avenue	Hilton Head	SC	29928
3190	3190 - FOREST DRIVE OFFICE	5490 Forest Drive	Columbia	SC	29206
3191	3191 - HARBISON OFFICE	149 Columbiana Drive	Irmo	SC	29212
3192	3192 - JAMES ISLAND	540 Folly Road	Charleston	SC	29412
3411	3411 - Bennettsvll Mai	145 Broad St	Bennettsville	SC	29512
3413	3413 - Charlstn 16 Brd	16 Broad St	Charleston	SC	29401
3415	3415 - Columbia Grystn	101 Greystone Blvd	Columbia	SC	29210
4254	4254-PARK AVENUE	237 Park Ave. S.W.	Aiken	SC	29801
5123	5123 Aiken Main Office	167 Laurens Street	Aiken	SC	29801
5419	5419-Hilton Hd-Pope Av-Mn Bldg	59 Pope Ave.	Hilton Head	SC	29928
5420	5420 - Rock Hill MO-Mn Bldng	222 East Main St.	Rock Hill	SC	29730
3034	3034 -Cayce Office	1100 Knox Abbot Drive	Cayce	SC	29033
3035	3035 -Clover Main	116 Bethal Street	Clover	SC	29710
3043	3043 -Rock Hill PP	201 South Herlong Avenue	Rock Hill	SC	29732
3409	3409 - Anderson Main	1101 North Main Street	Anderson	SC	29621
3418	3418 - Sumter Main	4 North Washington Street	Sumter	SC	29150
203	0103 - Laurens Road	2420 Laurens Rd	Greenville	SC	29607
201	0101 - Brainard	5506 Brainerd Road	Chattanooga	TN	37411
224	224 - Forest Hill Banking Cent	2915 Forst Hill - Irene Road	Germantown	TN	38138
5124	5124 Murfreesboro Main	120 E. Main Street	Murfreesboro	TN	37130
5425	5425 - Lebanon Main-Mn Bldng	120 W. Main	Lebanon	TN	37087
3114	3114 -Nashville Galltn	3940 Gallatin Pike	Nashville	TN	37216
4256	4256-EAST COLLEGE	302 East College	Fayetteville	TN	37334
4257	4257-EAST WOOD STREET	914 East Wood Street	Paris	TN	38242
4300	4300-COOKEVILLE	10 W Broad Street	Cookeville	TN	38501
4304	4304-EAST CHURCH STREET	26 East Church St	Lexington	TN	38351
4311	4311-ROANE STREET	200 N Roane St	Harriman	TN	37748
4312	4312-SHELBYVILLE	111 N Spring Street	Shelbyville	TN	37160
493	0093 - Arlington	4220 W. Green Oaks Blvd.	Arlington	TX	76016
494	0094 - Ennis - Main Building	301 W. Knox & 305 W. Baylor	Ennis	TX	75119
495	0095-Hillsboro-Main Building	100 E. Elm Street & 302 S.Wac	Hillsboro	TX	76645
496	0096 - Paris - Main Building	1161 Clarksville Street	Paris	TX	75460
497	0097-Stephenville-Mn Bldng	115 N. Graham Street	Stephenville	TX	76401
1074	0074 - Nassau Bay	2200 Nasa One Road	Nassau Bay	TX	77058
4265	4265-SOUTH FIRST STREET	203 S. First Street	Lufkin	TX	75901
4603	4603 - Champions	6333 FM 1960 West	Houston	TX	77069
4604	4604 - Clear Lake	16211 Space Center Boulevard	Houston	TX	77062
4605	4605 - Cypress Station	855 FM 1960 Road West	Houston	TX	77090
4606	4606 - Deer Park	1500 Center Street	Deer Park	TX	77536
4607	4607 - Duncanville	338 South Cedar Ridge	Duncanville	TX	75116
4608	4608 - Galleria	5006 Verde Valley Lane	Dallas	TX	75254
4609	4609 - Heights	414 West 19th Street	Houston	TX	77008
4610	4610 - Helotes	12850 Bandera Road	San Antonio	TX	78023
4611	4611 - Highway 290	15000 Northwest Freeway	Houston	TX	77049
4612	4612 - Highway 6	6895 Highway 6 North	Houston	TX	77084
4613	4613 - Humble	111 FM 1960 Bypass Road East	Humble	TX	77338
4614	4614 - Mangum	2201 Mangum Road	Houston	TX	77092
4615	4615 - Northshore	12727 East Freeway	Houston	TX	77015
4616	4616 - Port of Houston	8117 East Freeway	Houston	TX	77029
5126	5126 Aransas Pass-Mn Bldng	221 S. Commercial Street	Aransas Pass	TX	78336
5127	5127 Brownwood - Main Building	1 Center Avenue	Brownwood	TX	76801
5128	5128 Carrollton-Mn Bldng	1101 S. Josey Lane	Carrollton	TX	75006
5130	5130 Denison	300 W. Main Street	Denison	TX	75020
5131	5131-Dumas Banking-Mn Bldng	501 N. Bliss Avenue	Dumas	TX	79029
5132	5132 Fort Sam Houston-Mn Bldng	1422 E. Grayson Street	San Antonio	TX	78208
5133	5133 Fort Worth East-Mn Bldng	5651 E. Lancaster Avenue	Fort Worth	TX	76112
5134	5134 Greenspoint	12400 Interstate 45 North	Houston	TX	77060
5135	5135 Mission - Main Building	1101 N. Conway Avenue	Mission	TX	78572
5136	5136 Mount Pleasant	302 N. Jefferson Avenue	Mt. Pleasant	TX	75455
5427	5427 - Beaumont-Mn Bldng	2635 Broadway	Beaumont	TX	77702
5430	5430 - Harlandale-Mn Bldng	111 Rayburn	San Antonio	TX	78221
5432	5432 - Nederland-Mn Bldng	1308 Boston Avenue	Nederland	TX	77627
5433	5433 - Northern Hills-Mn Bldng	11714 Perrin Beitel	San Antonio	TX	78217
5436	5436 - Steeplechase-Mn Bldng	11025 FM 1960 W	Houston	TX	77065
5438	5438 - Witchita Falls-Mn Bldng	2733 Midwestern Pky.	Wichita Falls	TX	76308
923	923 - Dripping Springs	721 Highway 290 West	Dripping Springs	TX	78620
3195	3195 - Stonebriar	9151 Warrent Parkway	Frisco	TX	75035
4261	4261-FREDONIA STREET	213 N. Fredonia Street	Longview	TX	75601
4262	4262-KILGORE STREET	910 N. Kilgore Street	Kilgore	TX	75662
4264	4264-NACOGDOCHES	300 E. Main	Nacogdoches	TX	75961
5435	5435 - Shoal Creek-Mn Bldng	7900 Shoal Creek	Austin	TX	78757
2931	2931 - Parkside Marketplace	10791 W. Broad Street	Glen Allen	VA	23060
38

3196	3196 - CENTERVILLE	27 Broad Street	Manakin-Sabot	VA	23103
3197	3197 - CHESTER	4023 W. Hundred Road	Chester	VA	23831
3206	3206 - VIRGINIA BEACH SHORE	2993 Shore Dr.	Virginia Beach	VA	23103
3420	3420 - Amherst Sth Mn	258 S Main St	Amherst	VA	24521
3422	3422 - Blacksburg	200 N Main St	Blacksburg	VA	24060
3423	3423 - Brookneal	227 Main St	Brookneal	VA	24528
3425	3425 - Christnsburg Mn	4 E Main St	Christainsburg	VA	24073
3427	3427 - Clintwood	80 MaIin Street	Clintwood	VA	24228
3429	3429 - Market St Offic	141 E Market St	Harrisinburg	VA	22801
3433	3433 - VA Beach Pembrk	125 Independence Blvd	Virginia Beach	VA	23462
3438	3438 - WVOC-Four Story	7711 Plantation Rd	Roanoke	VA	24019
3616	3616 - Staples Mill	8727 Staples Mill Road	Richmond	VA	23228
5142	5142 Old Hampton	1 W. Queens Way	Hampton	VA	23669
5439	5439 - Abingdon-Mn Bldng	271 West Main Street	Abingdon	VA	24210
5441	5441-Coliseum-Rvrdl-Mn Bldng	2030 Coliseum Drive	Hampton	VA	23666
5442	5442 - Fairfax Courthouse	10440 Main St.	Fairfax	VA	22030
5443	5443 - Orange - Main Building	113 West Main St.	Orange	VA	22960
5445	5445-Robinson & Broad-Mn Bldng	2601 W Broad St.	Richmond	VA	23220
915	2110 - Leesburg	504 Market Street East	Leesburg	VA	20176
3067	3067 - Abngdn Wall	102 Wall Street SW	Abingdon	VA	24210
3087	3087 - Route 360	10101 Hull Street Road	Richmond	VA	23236
3089	3089 - Richmond West	7605 W. Broad Street	Richmond	VA	23294
3093	3093 - Highland Sprngs	109 E. Nine Mile Road	Highland Sprngs	VA	23075
3098	3098 - Country Club Rd	1880 E. Market Street	Harrisonburg	VA	22801
3099	3099 - Sycamore Sprngs	13700 Midlothian Turnpike	Midlothian	VA	23113
3430	3430 - N Washngtn Brch	330 N Washington St	Alexandria	VA	22314
3437	3437 - Williamsburg Mn	1006 Richmond Rd	Williamsburg	VA	23185
71061	Pearl St - Essex Junction	84 Pearl Street	Essex Junction	VT	05452
5145	5145 Aberdeen Bldg/BR	101 E. Market Street	Aberdeen	WA	98520
5148	5148 Bellingham	112 E. Holly Street	Bellingham	WA	98255
5149	5149 Bremerton	1000 6th Street	Bremerton	WA	98337
5155	5155 Richland - Main Building	1007 Knight Street	Richland	WA	99352
5156	5156 Spokane Bankcard	1616 S. Rustle Road	Spokane	WA	99224
5158	5158 Walla Walla-Mn Bldng	111 W. Main Street	Walla Walla	WA	99362
5170	5170 Bank America Finc - Sub-L	601 W. Riverside Avenue	Spokane	WA	99201
5446	5446 - Camas - Main Building	528 N.E. 4th	Camas	WA	98607
5448	5448 - Clarkston-Mn Bldng	648 6th St.	Clarkston	WA	99403
5449	5449 - Edmonds - Main Building	306 Main St.	Edmonds	WA	98020
5450	5450 - Greenwood-Mn Bldng	404 N. 85th St.	Seattle	WA	98103
5452	5452 - Kennewick-Mn Bldng	3420 W Kennewick Ave.	Kennewick	WA	99336
5454	5454 - Lynden - Main Building	700 Front St.	Lynden	WA	98264
5457	5457 - Port Townsend	734 Water St.	Port Townsend	WA	98368
5458	5458 - Quincy - Main Building	500 Central Ave. South	Quincy	WA	98848
5460	5460 - Sequim - Main Building	114 S. Sequim Ave.	Sequim	WA	98382
5461	5461-Wenatchee Valley-Mn Bldng	30 South Wenatchee Ave.	Wenatchee	WA	98801
5462	5462 - Ballard - Main Building	2010 NW Market St.	Seattle	WA	98107
5157	5157 University	4701 University Way N.E.	Seattle	WA	98105

39

Annex B

Reports

1. Monthly U.S. GAAP Financial Statements shall be prepared on a consolidated basis, in sub-portfolio groups and/or on a individual property basis in such form as approved by Company, which shall include, among other things, balance sheet, thirteen (13) month income statement with year-to-date actual to budget comparison with explanation of unusual fluxes in thirteen (13) month trend income statement trends (until such time as the Company has had control of the properties for thirteen (13) months, such income statement shall include historical information on the Properties prior to control by the Company), report summarizing any capital expenditures and repair and maintenance which year-to-date are greater than $100,000, supporting depreciation and amortization schedule, FAS13 schedules, and support for significant balance sheet items schedules (in same groupings consolidated basis, in sub-portfolios and/or on individual property basis) such as accounts payable accruals, property taxes, insurance, prepaids, and allowance for doubtful accounts. See Exhibit __ for GAAP Report Table of Contents and Accrual Basis Report Checklist for a complete listing of required reports. Both the GAAP Report Table of Contents and Accrual Basis Report Checklist is required to be signed by both the preparer of the financial statements and their supervisor as representation that the reports are accurate and complete.

2. Quarterly Financial Statements shall be prepared in a manner consistent with Item 1 above. In addition, Manager shall provide any information, including supporting back-up schedules/information, as required to complete the Company's quarterly 10-Q and board packages, including among other things:

(a) Consolidated Properties portfolio balance sheet, income statement and statement of cash flow

(b) Five (5) year and thereafter minimum rent schedule

(c) Five (5) year and thereafter minimum principal paydown schedule

(d) Schedule of lease expirations by year based on rsf and annualized base rent

(e) Base information on lease terms, location, industry, annual base rent and rsf on Top Ten (10) Tenants in the Properties portfolio

(f) Breakout of portfolio by annualized base rent and rsf by geographic and industry dispersion

(g) Net absorption data for the Properties portfolio by month for a trailing and forward twelve (12) months

40

(h) Variances explanations for significant fluctuations between current quarter and current year to date numbers compared to prior year quarter and prior year to date numbers

(i) Other information as requested.

3. Annual U.S. GAAP Financial Statements: As soon as practicable, and in any event within seven (7) working days of December 31st, the manager shall deliver annual accrual basis financial statements prepared in a manner and form consistent with Items 1 and 2 above. In addition, Manager shall provide any information as required to complete the Company's annual audited financial statements and 10-K.

4. Annual E&P and Tax Return information: In addition to Item 3 above, Manager shall provide FAS depreciation schedules on a E&P basis no later than seven (7) business days prior to January 31st and any other information as requested to allow the Company to prepare an annual E&P estimate for purposes of meeting its 1099-DIV requirements to its investors. In addition, fifteen (15) days after year end numbers have been finalized, FAS depreciation schedules which sort and summarize information by year placed in service and depreciable life categories on a tax basis and other information as requested to allow the Company to prepare its annual tax returns.

5. Manager shall provide to Company information relating to requirements under any repurchase agreements Consistent with Past Practices.

41

ANNEX C

Property Performance Report

(See attached)

42

Gramercy Realty Advisors

Actuals to Budget – NOI - KBS Properties

For YTD February 29, 2012

March 15, 2012

Description	February General Ledger 2012	February Budget Amount 2012	February Variance 2012	February Variance%	YTD February General Ledger 2012	YTD February Budget Amount 2012	YTD February Variance	YTD February Variance%
JENKINS
Rental Income-Billed	178,911	177,686	1,225	1%	337,130	335,903	1,227	0%	1
Rental Income	178,911	177,686	1,225	1%	337,130	335,903	1,227	0%
CAM	24,456	43,588	(19,132)	-44%	52,304	87,176	(34,872)	-40%	2
Direct Billable	151,932	1,850	150,082	8113%	155,185	3,700	151,485	4094%	3
Reimbursement income	176,387	45,438	130,949	288%	207,489	90,876	116,613	128%
Total Revenue	355,298	223,124	132,174	59%	544,618	426,779	117,839	28%
Elevator	585	985	(400)	-41%	1,234	1,970	(736)	-37%
Insurance	1,198	1,521	(323)	-21%	2,872	3,042	(170)	-6%
Janitorial	12,042	17,285	(5,243)	-30%	19,261	34,570	(15,309)	-44%
Landscaping	2,250	30,000	(27,750)	-93%	20,900	60,000	(39,100)	-65%
Parking	(920)	310	(1,230)	-397%	(614)	620	(1,234)	-199%
Property Management	9,918	10,160	(242)	-2%	20,720	20,320	400	2%
R&M	17,203	9,988	7,215	72%	38,309	19,976	18,333	92%
Real Estate Taxes	30,865	30,831	34	0%	61,580	61,662	(82)	0%
Rent Expense	-	-	-	0%	-	-	-	0%
Security	34	-	34	100%	67	-	67	100%
Utilities	16,995	13,493	3,502	26%	29,072	27,683	1,389	5%
Management Fees	4,000	4,364	(364)	-8%	8,000	8,728	(728)	-8%
Other	-	-	-	0%	-	-	-	0%
CAM Operating Expenses	94,170	118,937	(24,767)	-21%	201,402	238,571	(37,169)	-16%
Security	-	-	-	0%	-	-	-	0%
Utilities	3,444	1,500	1,944	130%	6,697	3,000	3,697	123%
Other	536	350	186	53%	536	700	(164)	-23%
Direct Billable Expenses	3,979	1,850	2,129	115%	7,232	3,700	3,532	95%
Bad Debt / Writeoffs	-	-	-	0%	-	-	-	0%
Rent Expense	-	-	-	0%	-	-	-	0%
Other	5,975	7,080	(1,105)	-16%	11,474	14,160	(2,686)	-19%
Non Billable Expenses	5,975	7,080	(1,105)	-16%	11,474	14,160	(2,686)	-19%
Operating Expenses	104,124	127,867	(23,743)	-19%	220,108	256,431	(36,323)	-14%	4
NOI	251,174	95,257	155,917	164%	324,511	170,348	154,163	90%

43

1	Rental Income: Variance under $10K and 2%.

2	CAM Revenue: Budgeted CAM recovery rate is 36.65% and actual calculated budgeted CAM recovery rate is only 25.97%.

3	Direct Billable:
Favorable variance due to a catch up billing to Public Storage for historic utility usage. Meters serving Public Storage's space were being paid by the building rather than the Tenant, which should be their responsibility per the lease. PM is in the process of shifting the meter into the Tenant's name.

4	Operating Expenses: Favorable variance mainly driven by Landscaping ($28K) due to snow removal expenses not being incurred as anticipated.

44

ANNEX D

Example of the Calculation

of the Threshold Value Profits Participation

(See attached)

45

ANNEX D

Example of Threshold Value Profits Participation Calculation:

Company Portfolio Equity Value:
Plus: Net Sales Value (1)			$1,785,712,173
Plus: Fair Value of Company Assets (Cash)			5,000,000
Plus: Fair Value of Company Assets (Reserves)			10,000,000
Plus: Fair Value of Company Assets (Defeasance Securities)			93,623,166
Plus: Fair Value of Company Assets (Letters of Credit)			52,104,825
Plus: Fair Value of Company Assets (All Other Net Assets)			54,293,967
Less: Mortgage Debt as of 9/1/2011			(1,546,125,357)
Plus: Mortgage Debt Principal Amortized from 9/1/2011 until Threshold Measurement Date			75,000,000
Total Company Portfolio Equity Value		(A)	529,608,774

Base Threshold			375,000,000
Plus: New Cash Contributions Into Company (excluding $154.0 Million of Cash in Company on 9/1/2011)			-
Less: Cash Distributions Out of Company			-
Total Threshold		(B)	375,000,000

Excess over Total Threshold		(A) - (B)	154,608,774
Participation	10%		15,460,877

Greater of 10% Participation or $3.5 Million:
10% Participation			15,460,877

Total Calculated Threshold Value Profits Participation			$15,460,877

Minimum Threshold Value Profits Participation			$3,500,000
Maximum Threshold Value Profits Participation			$12,000,000

Threshold Value Profits Participation = Greater of 10% Participation Amount or $3.5 Million, Capped at $12.0 Million

Total Threshold Value Profits Participation			$12,000,000

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Notes:

(1)	Represents a hypothetical residual value less any reasonable third party costs of sale.

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